                                 SCHEDULE 14A
                           SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                  of the Securities and Exchange Act of 1934
                           (Amendment No. ________)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:
 [_]  Preliminary Proxy Statement
 [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 [X]  Definitive Proxy Statement
 [_]  Definitive Additional Materials
 [_]  Soliciting Material under Rule (S)240.14a-12

                              Lenox Bancorp, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [X]  No fee required.
 [_]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-
      11.

      (1)  Title of each class of securities to which transaction applies:  N/A

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      (2)  Aggregate number of securities to which transaction applies:     N/A

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      (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule N/A 0-11 (Set forth the amount on which
           the filing fee is calculated and state how it was determined):   N/A

           ---------------------------------------------------------------------
     (4)   Proposed maximum aggregate value of transaction:    N/A

           ---------------------------------------------------------------------
     (5)   Total fee paid:     N/A

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[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedu le and the date of its filing.

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     (4)   Date Filed:     N/A

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

                              LENOX BANCORP, INC.
                              4730 Montgomery Rd
                            Cincinnati, Ohio 45212

                           Notice of Annual Meeting
                              and Proxy Statement

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Lenox Bancorp, Inc., the holding company for Lenox Savings Bank. The meeting will be held at 10:00 a.m., Eastern Time, at the Quality Inn Hotel located at 4747 Montgomery Road, Cincinnati, Ohio on Friday, April 26, 2002. The matters to be considered by shareholders at the Annual Meeting are described in the accompanying materials.

It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in Lenox Bancorp, Inc. is sincerely appreciated.

Sincerely yours,

/s/ John C. Lame

John C. Lame
Chairman of the Board

March 26, 2002

                          NOTICE OF ANNUAL MEETING OF
                      SHAREHOLDERS OF LENOX BANCORP, INC.

Time:

     10:00 a.m., Eastern Time

Date:

     April 26, 2002

Place:

     Ohio Room
     Quality Inn Hotel
     4747 Montgomery Road
     Cincinnati, Ohio

Purposes:

     .    Approve Amended Articles of Incorporation with provisions relating to
          .    Increasing authorized shares of common stock from 2,000,000 shares to 4,500,000 shares
          .    Authorizing 500,000 shares of preferred stock
          .    Opting out of Ohio's Control Share Acquisitions Act
          .    Increasing the threshold percentage of shareholder votes required for certain actions to 60% of Lenox's voting power from a
               majority of such voting power
          .    Eliminating a requirement that 75% of Lenox's voting power is required for certain actions against which the board of directors recommends
     . Approve Amended and Restated Code of Regulations with provisions relating to
          .    Eliminating the classification of the board into three classes
          .    Allowing for communications to shareholders and directors to be made electronically
          .    Expanding indemnification of officers and directors
     .    If the Amended and Restated Code of Regulations is approved,
          .    Fix the number of directors to be elected at five
          .    Elect five directors
     . If the Amended and Restated Code of Regulations is not approved, elect three directors for terms expiring in 2005
     .    Approve 2002 Stock Option and Incentive Plan
     . Ratify appointment of Baird, Kurtz & Dobson LLP as our independent public accountants for fiscal year 2002
     .    Conduct other business if properly raised

     Only shareholders of record on March 22, 2002 may vote at the meeting. The approximate mailing date of this Proxy Statement and accompanying Proxy Card is March 26, 2002.

     Your vote is important. Please complete, sign, date, and return your proxy card promptly in the enclosed envelope.

     /s/ Jane Schank
     Jane Schank
     Secretary

     March 26, 2002

GENERAL INFORMATION

Who may vote

Shareholders of Lenox as recorded in our stock register on March 22, 2002 may vote at the meeting. As of that date, Lenox had 366,847 Common Shares outstanding.

How to vote

You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

How proxies work

The Executive Committee of Lenox's Board of Directors is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for all, some or none of our director candidates. You may also vote for or against the other proposals or abstain from voting.

If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of approving the Amended Articles of Incorporation to, among other things, increase authorized Common Shares, authorize Preferred Shares, opt out of Ohio's Control Share Acquisitions Act, increase required shareholder voting percentages and eliminate a shareholder supermajority voting requirement for matters against which the Board recommends. We will also vote your shares in favor of approving the Amended and Restated Code of Regulations to, among other things, eliminate classification of the Board of Directors, allow electronic communications and expand indemnification of officers and directors. We will also vote your shares in favor of electing our director candidates, approving the 2002 Stock Option and Incentive Plan and ratifying the appointment of Baird, Kurtz & Dobson LLP as our independent public accountants for fiscal year 2002.

If any other matters come before the meeting or any postponement or adjournment, each proxy will be voted in the discretion of the individuals named as proxies on the card.

You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. If you hold shares through someone else, such as a stockbroker, you may get material from that person asking how you want to vote.

Revoking a proxy

You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the meeting or by notifying Lenox's Secretary in writing at the address under "Questions?" on page 15.

Quorum

In order to carry on the business of the meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person.

Votes needed

Under Ohio law, the nominees receiving the greatest number of votes will be elected as directors. Broker non-votes are not counted toward the election of directors or toward the individual nominees specified in the enclosed proxy card. Broker non votes occur when a broker returns a proxy card but does not have authority to vote on a particular proposal. If the enclosed proxy card is signed and dated by the shareholder, but no vote is specified thereon, the Lenox shares held by such shareholder will be voted FOR the election of the nominees proposed by Lenox's Board and FOR the other proposals described in this Proxy Statement. Shareholders are not entitled to cumulate their votes in the election of directors.

Approval of the Amended Articles of Incorporation, including all provisions described herein, and the Amended and Restated Code of Regulations, including all provisions described herein, each requires the affirmative vote of a majority of the outstanding Common Shares. Approval of the 2002 Stock Option and Incentive Plan and the ratification of appointment of Baird, Kurtz & Dobson LLP each requires the affirmative vote of a majority of shares voting. In these last two instances, only votes for or against these proposals count.

Other Matters

Any other matters considered at the meeting, including adjournment, will require the affirmative vote of a majority of shares voting.

APPROVAL OF AMENDED ARTICLES OF INCORPORATION
(Items 1.1 through 1.5 on the Proxy Card)

The Executive Committee of the Board of Directors recommends the approval of the Amended Articles of Incorporation in the form attached to this Proxy Statement as Annex I.

The Executive Committee has approved the Amended Articles of Incorporation attached to this Proxy Statement as Annex I. Shareholders should read Annex I in its entirety. The Executive Committee believes that the Amended Articles of Incorporation would be more appropriate for Lenox now that it has been over five years since its conversion from a mutual institution. Although there are technical and non-material differences between the Articles of Incorporation now in effect and the Amended Articles of Incorporation that we are not asking shareholders to approve, the main differences upon which you may vote as separate proposals are as follows:

AUTHORIZATION OF ADDITIONAL 2,500,000 COMMON SHARES
(Item 1.1 on the Proxy Card)

The Executive Committee recommends approval of the provisions in the Amended Articles (see Section (a) of Article Third) authorizing the increase of Lenox's Common Shares from 2,000,000 to 4,500,000.

The Executive Committee believes that an increase in authorized Common Shares of Lenox from 2,000,000 to 4,500,000 will give Lenox increased flexibility to issue shares in connection with future corporate transactions including stock splits, financings, stock dividends, acquisitions and employee benefit plans.

AUTHORIZATION OF 500,000 PREFERRED SHARES
(Item 1.2 on the Proxy Card)

The Executive Committee recommends approval of the provisions in the Amended Articles (see Section (b) of Article Third) authorizing 500,000 Preferred Shares.

Lenox's Articles of Incorporation in effect prior to April 26, 2002 fail to allow Lenox to issue Preferred Shares. The Executive Committee believes that the authorization of Preferred Shares will give Lenox increased flexibility to issue securities on terms to be determined by Lenox's Board in connection with possible future capital raising and financing endeavors along with other corporate transactions. Shareholders should be aware that giving the Board the ability to issue Preferred Shares on terms that the Board can set allows the Board to issue securities on terms that shareholders might not otherwise approve. Specifically, the Board may issue Preferred Shares with voting rights that may dilute and hurt shareholder voting and shareholder control.

OPTING OUT OF OHIO'S CONTROL SHARE ACQUISITIONS ACT
(Item 1.3 on the Proxy Card)

The Executive Committee recommends approval of the provisions in the Amended Articles (see Article Sixth) opting out of Ohio's Control Share Acquisitions Act.

Ohio's Control Share Acquisitions Act is viewed as an anti-takeover matter because it restricts the ability of shareholders to acquire more than 20% of the outstanding Common Shares without a separate shareholder vote. The only persons known to management to own more than 10% of the outstanding Common Shares are those directors listed under "Directors and Executive Officers." During 2001, bank regulatory concerns made it advisable for Lenox to increase its capital stock base and, to that end, additional Common Shares were sold to officers and directors in the transactions described under "Certain Relationships and Related Transactions." The Executive Committee believes that shareholders should adopt this provision opting out of the Ohio statute because it would enable Lenox to raise additional capital from its officers and directors without the necessity of a special shareholders meeting. The Executive Committee believes that it would be advisable for the Corporation to have this flexibility should additional capital requirements call for additions to Lenox's capital stock account. The Executive Committee also believes that removal of this anti-takeover matter would, in the long run, be beneficial to shareholders as Lenox's stock becomes more widely traded in that it would not discourage outside investors from accumulating significant positions in Lenox's Common Shares. It should be noted that Lenox has other shareholder protection devices in place through its Shareholder Rights Plan and Ohio's Business Combination Statute, which can serve to deter significant acquisitions of Common Shares unless the acquisition is approved by the Board of Directors.

The Ohio Control Share Acquisition Act, provides that certain notice and informational filings and special shareholder meetings and voting procedures must occur prior to completion of a proposed "control share acquisition." "Control share acquisition" is defined as any acquisition of an issuer's shares that would entitle the acquirer to exercise or direct the voting power of the issuer in the election of directors at 20%, 33-1/3% and 50% levels.

Assuming compliance with the notice and information filing requirements prescribed by the statute, the proposed control share acquisition may take place only if the acquisition is approved by both a simple majority and a majority of the voting power remaining after excluding the votes of the acquirer, directors who are also employees, officers and persons that acquire specified amounts of shares after the public disclosure of the proposed control share acquisition.

INCREASING THE THRESHOLD PERCENTAGE OF SHAREHOLDER VOTES REQUIRED FOR CERTAIN ACTIONS
(Item 1.4 on the Proxy Card)

The Executive Committee recommends approval of the provisions in the Amended Articles (see Article Eighth) increasing the threshold percentage of shareholder votes required for certain actions to 60% of Lenox's voting power from a majority of such voting power.

The Amended Articles provide that the affirmative vote of shareholders entitled to exercise 60% of the corporation's voting power shall be required to amend the Articles, approve mergers and take any other action which by law must be approved by a specified percentage of all outstanding shares entitled to vote. Article Sixth of the present Articles requires a majority of the voting power of Lenox to approve certain actions including the amendment of the Articles, mergers and dissolution except that with respect to matters against which the Board of Directors recommends, 75% of such voting power is required. The Executive Committee believes that, given the fact that Lenox's directors and officers in effect as of the date of this Proxy Statement beneficially own over 45% of Lenox's Common Shares, a 60% voting power requirement is advisable for amending the Articles, approving mergers and taking other actions which by law must be approved by a specified percentage of shares entitled to vote. With respect to such matters the proposed 60% threshold encourages input from shareholders who are not now officers or directors of Lenox.

ELIMINATING THE REQUIREMENT THAT 75% OF LENOX'S VOTING POWER IS REQUIRED FOR CERTAIN ACTIONS AGAINST WHICH THE BOARD OF DIRECTORS RECOMMENDS
(Item 1.5 on the Proxy Card)

The Executive Committee recommends approval of the provisions in the Amended Articles (see Article Eighth) eliminating the requirement that 75% of Lenox's voting power is required for certain actions against which the Board of Directors recommends.

Article Sixth of the present Articles provides that 75% of the voting power of the Corporation is required to approve certain actions, such as the amendment of the Articles, mergers and dissolution in cases in which the Board of Directors recommends against that action. The Executive Committee believes that the imposition of a supermajority requirement in cases in which the Board of Directors opposes an action weakens the ability of shareholders to effect changes in Lenox through amending the Articles, approving mergers or dissolutions. The Executive Committee believes that the elimination of this supermajority requirement constitutes the removal of another anti-takeover mechanism. Again, the removal of such an anti-takeover mechanism would, in the long run, be beneficial to shareholders as Lenox's stock becomes more widely traded in that it would not discourage outside investors from accumulating significant positions in Lenox's Common Shares. As we discussed above in Item 1.3, Lenox continues to have in place other anti-takeover mechanisms.

APPROVAL OF AMENDED AND RESTATED CODE OF REGULATIONS
(Items 2.1 through 2.3 on the Proxy Card)

The Executive Committee of the Board of Directors recommends approval of the Amended and Restated Code of Regulations in the form attached to this Proxy Statement as Annex II.

The Executive Committee has approved the Amended and Restated Code of Regulations attached to this Proxy Statement as Annex II. Shareholders should read Annex II in its entirety. The Executive Committee believes that the Amended and Restated Code of Regulations would be more up to date and more appropriate for Lenox as a public corporation than the current Code of Regulations. Although there are technical and non-material differences between the Code of Regulations now in effect and the Amended and Restated Code of Regulations that we are not asking shareholders to approve, the main differences upon which you may vote as separate proposals are as follows:

ELIMINATING THE CLASSIFICATION OF THE BOARD INTO THREE CLASSES
(Item 2.1 on the Proxy Card)

The Executive Committee recommends approval of the provisions in the Amended and Restated Code of Regulations (see Section 2 of Article III) eliminating the classification of the Board into three classes.

The present Code of Regulations requires a Board of three classes of directors with members elected to three year terms. Ohio General Corporation Law requires that each class have at least three directors, which means there must be at least nine directors of Lenox under the present Regulations. The Executive Committee believes it is in the interest of shareholders to provide for the election of all directors annually and to allow the shareholders or the Board to chose a smaller number of directors. The Code of Regulations now in effect as well as the Amended and Restated Code of Regulations provide that the directors have the authority to fix the number of directors to serve on the Board. The Executive Committee believes, as noted in Item 3.1 below, that a Board of five directors is more appropriate at this time to a corporation the size of Lenox than a Board of nine directors.

The Amended and Restated Code of Regulations eliminates the classification of the Board into three classes with members being elected to three-year terms, and instead provides for a Board that consists of one class with all members being elected annually. The elimination of board classification constitutes the removal of another mechanism Lenox has that otherwise facilitates the entrenchment of management. Board classification prevents shareholders from removing on an annual basis directors that such shareholders might find undesirable. In other words, board classification forces shareholders to endure multiple annual elections in order to vote in directors shareholders really want. The Executive Committee believes that the removal of board classification is the elimination of another undesirable anti-takeover mechanism. As we discussed above in Item 1.3, Lenox continues to have in place other anti-takeover mechanisms.

ALLOWING FOR COMMUNICATIONS TO SHAREHOLDERS AND DIRECTORS TO BE MADE ELECTRONICALLY
(Item 2.2 on the Proxy Card)

The Executive Committee recommends approval of the provisions in the Amended and Restated Code of Regulations (see Section 1 of Article II and Section 4 of
Article III) allowing for communications by Lenox to its shareholders and directors be made electronically.

Recent changes in Ohio law allow communications with shareholders and directors to be made through electronic means such as facsimile and e-mail, as well as the traditional means of personal delivery and mail. The Executive Committee believes that it would be to Lenox's advantage to allow it to utilize these new provisions of Ohio law in appropriate circumstances.

EXPANDING INDEMNIFICATION OF OFFICERS AND DIRECTORS
(Item 2.3 on the Proxy Card)

The Executive Committee recommends approval of the provisions in the Amended and Restated Code of Regulations (see Article V) allowing for broader indemnification of officers and directors.

The Amended and Restated Code of Regulations allows for broader indemnification of officers and directors and makes the right to indemnification a contract right. These changes are in line with the provisions contained in many public corporations' bylaws or regulations. These provisions, which are prospective in nature, provide some degree of protection for directors and facilitate Lenox's recruitment and retention of competent and independent directors.

ELECTION OF DIRECTORS IF AMENDED AND RESTATED CODE OF REGULATIONS IS APPROVED (Items 3.1 and 3.2 on the Proxy Card)

If the Amended and Restated Code of Regulations contemplated above is approved, the number of directors on the Board will be established either by the shareholders at each Annual Shareholders' Meeting or by the directors.

SET THE NUMBER OF DIRECTORS TO BE ELECTED AT FIVE
(Item 3.1 of the Proxy Card)

Item 3.1 asks shareholders to fix the number of directors to be elected at the 2002 meeting at five. Lenox's current Code of Regulations calls for at least nine directors by virtue of having three classes of directors. The Executive Committee believes this number is excessive for a corporation the size of Lenox and that five would be a more appropriate number.

ELECTION OF FIVE NOMINEES OF THE EXECUTIVE COMMITTEE
(Item 3.2 on the Proxy Card)

If the proposal in Item 3.1 is approved, shareholders will vote under this Item
3.2 on the election of five directors for terms expiring in 2003. If the Amended and Restated Code of Regulations is not approved, shareholders will vote under Item 4 for three directors, each for terms expiring in 2005 and the other two classes of directors would remain unchanged.

Nominees for election as directors are designated by the action of the Board or its Executive Committee. Under the present Regulations, shareholders may nominate directors and propose other matters by giving notice no later than five days after notice of the Annual Meeting has been sent. Under the Amended and Restated Code of Regulations, a similar notice must be given not later than the 45th day nor earlier than the 60th day prior to the first anniversary of the preceding year's Annual Meeting.

If the Amended and Restated Code of Regulations is adopted, the Executive Committee recommends the election of the following five persons who have been nominated by the Executive Committee for election for terms expiring in 2003:

--------------------------------------------------------------------------------

Gail R. Behymer                  Gail R. Behymer has been Chairman of Lenox
Director since 1993              Savings Bank since 2001 and a Director of both
                                 Lenox and the Lenox Savings Bank since 1993.
                                 Mr. Behymer holds a B.S. in Industrial
                                 Management and a M.B.A. from the University of Cincinnati. Mr. Behymer worked at Procter &
                                 Gamble for 34 years with a background in construction and facilities management. Mr.
                                 Behymer held the position of Operations Manager prior to his retirement in 1995. Age: 62

--------------------------------------------------------------------------------

Gary P. Kreider                  Gary P. Kreider is a Senior Partner of the
Director since 2001              Cincinnati law firm of Keating, Muething &
                                 Klekamp, P.L.L., counsel to Lenox. Mr. Kreider is also an Adjunct Professor of Law in securities at the University of Cincinnati
                                 College of Law and a director of Meridian
                                 Bioscience, Inc. Age: 63

--------------------------------------------------------------------------------

John C. Lame                     John C. Lame has been the President and Chief
Director since 1998              Executive Officer of Lenox since 2001. Mr. Lame
                                 is also a financial planner and investment advisor for UBS Painewebber Inc. Prior to joining Painewebber in 1997, Mr. Lame served six years as a vice president with Merrill
                                 Lynch. Mr. Lame also worked at Procter & Gamble from 1979 to 1991. Age: 44

--------------------------------------------------------------------------------

Guy E. Napier                    Mr. Napier has been a professional consultant
Director since 2001              at The Partnering Group since July 1996. Mr.
                                 Napier served as a Vice President of Packaging
                                 Services of Duramed Pharmaceuticals from 1995 to 1996. Mr. Napier has also served as Senior
                                 Vice President of U.S. Loyalty Corp. from
                                 October 2000 to January 2002. Mr. Napier also worked for The Procter & Gamble Company from
                                 1973 to 1995. From 1993 to 1995, Mr. Napier
                                 served Procter & Gamble as its Managing
                                 Director, Worldwide Strategic Planning, Paper
                                 Products. Age: 50

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Jane Schank                      Jane Schank has been the Secretary and
Nominated for Director in 2002   Treasurer of Lenox and the President and Chief
                                 Executive Officer of Lenox Savings Bank since
                                 June 2001. Prior to joining Lenox, Ms. Schank served for seven years as Chief Financial
                                 Officer and Senior Vice President of Bank
                                 Operations at Home Federal Bank until July
                                 2000. From then until she joined Lenox, she was Senior Vice President of First Clermont
                                 Savings. Ms. Schank has nineteen years of experience in the financial institutions industry including private and retail banking experience. From 1988 through 1993, Ms. Schank served as Vice President/Regional Manager at Huntington Bank and from 1983 through 1988, Ms.
                                 Schank worked at Provident Bank. Age: 49

--------------------------------------------------------------------------------


If any of the above nominees is unable to stand for election, the proxies will be voted for such substitute as the Executive Committee recommends. At this time, the Executive Committee knows of no reason why any nominee would be unable to serve if elected.

ELECTION OF DIRECTORS IF AMENDED AND RESTATED CODE OF REGULATIONS IS NOT
APPROVED
(Item 4 on the Proxy Card)

If the Amended and Restated Code of Regulations is NOT adopted, three directors will be elected for terms expiring in 2005. In that instance, the Executive Committee of the Board of Directors proposes the election of Mr. Behymer, Ms. Schank and Stephen N. Romanelli.

Stephen N. Romanelli, age 42, has served clubessential, Inc. as its Chief Financial Officer since April 2001. From August 1999 to April 2001, Mr. Romanelli served as Chief Financial Officer of netcaddy.com, Inc. and, prior to August 1999, he served as Finance Director for the Brazilian operations of The Procter & Gamble Company. Mr. Romanelli has more than 16 years of marketing and finance experience with P&G. At P&G, Mr. Romanelli also served as the finance head of various businesses ranging from high growth, start-up operations in Asia and Latin America, to established businesses requiring a turn around. Mr. Romanelli owns no Lenox Common Shares.

If any of the above nominees is unable to stand for election, the proxies will be voted for such substitute as the Executive Committee recommends. At this time, the Executive Committee knows of no reason why any nominee would be unable to serve if elected.

APPROVAL OF THE 2002 STOCK OPTION
AND INCENTIVE PLAN
(Item 5 on the Proxy Card)

The Executive Committee of the Board of Directors recommends approval of the 2002 Stock Option and Incentive Plan in the form attached to this Proxy Statement as Annex III.

The 2002 Plan was adopted by the Compensation Committee of the Board on February 20, 2002, subject to shareholder approval. The principal provisions of the 2002 Plan are summarized below. The summary is qualified in its entirety by the attached 2002 Plan. Shareholders should read Annex III.

Lenox shareholders approved the Lenox 1997 Incentive Plan at the Annual Meeting in 1997. Under the 1997 Plan, 59,594 Lenox shares of common stock were reserved for issuance. However, awards for only 8,787 shares remain available under the 1997 Plan. The Executive Committee believes that incentive compensation of the type provided in the 2002 Plan will be important to Lenox in attracting and retaining key employees. It also believes that the variety of awards provided under the 2002 Plan is better designed to attract and retain selected individuals and provide incentives to selected individuals for increased efforts and successful achievement on behalf of or in the interest of Lenox than under the 1997 Plan.

Purposes of 2002 Plan

The purposes of the 2002 Plan are to further the long term growth of Lenox by offering competitive incentive compensation related to long term performance goals to those employees who will be largely responsible for planning and directing such growth, to reinforce the commonality of interest between Lenox's shareholders and the employees who would participate in the 2002 Plan and to aid in attracting and retaining employees of outstanding abilities and specialized skills. If the 2002 Plan is adopted, no further options will be granted under the 1997 Plan.

Administration and Participants

A Committee consisting of non-employee directors to be appointed by the Board shall administer the 2002 Plan. The Committee will evaluate the duties of employees and their present and potential contributions to Lenox and such other factors as it deems relevant in determining key persons to whom awards will be granted and the type and amount of award to be granted. All employees of Lenox and Lenox Savings Bank, approximately twenty persons, are eligible to participate in the Plan.

Shares Available for Award

A total of 150,000 Lenox Common Shares may be issued under the 2002 Plan. If any shares subject to any award are forfeited or the award terminates without the issuance of such shares, the shares subject to such award, to the extent of any such forfeiture or termination, will again be available for grant. The closing price reported for Lenox's Common Shares on March 8, 2002 was $8.07.

Types of Awards

The 2002 Plan allows for the award of incentive and non-qualified stock options; stock appreciation rights, in tandem with stock options or free-standing; restricted stock; performance shares conditioned upon meeting performance criteria; and other awards based in whole or in part by reference to or otherwise based on securities of Lenox.

Stock Options

The 2002 Plan provides that the purchase price of Lenox shares purchasable under any stock option shall be determined by the Plan Committee, provided that the purchase price of any incentive stock option shall not be less than 100% of the fair market value of Lenox's shares on the date that the option is granted. Payment of the purchase price for option shares must be made in cash unless some other form of consideration is approved by the Plan Committee.

The period of any option shall be determined by the Plan Committee, but no incentive stock option may be exercised later than ten years after the date of grant. The aggregate fair market value, determined at the date of grant of the incentive stock option, of Lenox shares for which incentive stock options are exercisable for the first time during any calendar year as to any participant may not exceed $100,000. No person may receive options for more than 10,000 Common Shares in any calendar year. Incentive stock options granted to persons owning more than 10% of the voting power of Lenox must be at 110% of fair market value and may be for terms of not more than five years.

Stock Appreciation Rights

A SAR represents the right to receive payment of a sum not to exceed the amount, if any, by which the fair market value of a Lenox share on the date of exercise of the SAR exceeds the grant price of the SAR. The grant price, which shall not be less than the fair market value of a Lenox share on the date of the grant, and other terms of the SAR shall be determined by the Plan Committee. A SAR may be granted free-standing or in tandem with new options or after the grant of a related option which is not an incentive stock option. Upon the exercise of a SAR, payment may be made in a form that the Plan Committee shall determine.

Restricted and Unrestricted Stock Awards

Restricted stock awards will consist of Lenox Common Shares which are subject to such conditions, restrictions and limitations as the Plan Committee determines to be appropriate. Restricted stock will be awarded without consideration other than the rendering of services or the payment of any minimum amount required by law, unless the Plan Committee decides otherwise. With respect to Lenox shares awarded as restricted stock, after the full vesting of such awards the recipient shall have all rights of a shareholder of Lenox, including the right to vote and the right to receive cash dividends, unless the Plan Committee shall otherwise determine. Any Lenox shares issued with respect to restricted stock as a result of a stock split, stock dividend or similar transaction shall be restricted to the same extent as such restricted stock, unless otherwise determined by the Plan Committee. Upon termination of the participant's employment during the restriction period, all restricted stock shall be forfeited subject to such exceptions as are authorized by the Plan Committee as to termination of employment, retirement, disability, death or special circumstances. The Plan Committee may also issue unrestricted shares on a bonus basis for no cash consideration.

Other Awards

The 2002 Plan permits the grant of performance and unit awards as compensation to participants for services to Lenox or Lenox Savings Bank based on performance periods and performance goals established by the Plan Committee. Payment of performance awards may be made in cash or Lenox shares or a combination thereof, as the Plan Committee shall determine. There may be more than one award in existence at any one time and performance periods may differ. Recipients of performance awards are not required to provide consideration other than the rendering of service, unless the Plan Committee decides otherwise.

Termination of Awards

Awards terminate immediately if employment is terminated for cause or violation of a written employment or non-competition agreement. Upon death, disability or retirement, options become exercisable to their full extent and may be exercisable for a period of one year after the date of death or disability or 90 days in the case of retirement. In the case of a liquidation of Lenox or any merger in which it is not the survivor or which 75% or more of its outstanding shares are converted in consideration other than stock, all awards will become exercisable for a period of at least 20 days after notice of the transaction and thereafter expire. All awards will also become exercisable in full if anyone becomes the beneficial owner, as defined under the Securities Exchange Act of 1934, of 35% or more of the voting power of Lenox or if there is a change in a majority of the Board of Directors effected without the approval of then current directors.

Amendment and Termination of the 2002 Plan

The 2002 Plan may be amended or terminated by the Board of Directors of Lenox, provided that no such action shall impair the rights of a participant without the participant's consent and provided that no amendment shall be made without shareholder approval which shall increase the total number of Lenox shares reserved for issuance under the 2002 Plan, or cause the 2002 Plan or any award granted under the 2002 Plan to fail to meet certain tax conditions.

Federal Income Tax Consequences

The grant of an option or SAR will create no tax consequences for an optionee or Lenox. Upon exercising a non-qualified stock option or SAR, the optionee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the Lenox shares on the date of exercise and Lenox will be entitled to a deduction for the same amount. No tax is recognized upon an exercise of an incentive stock option and no deduction is available to the Company unless the shares are sold within two years of the grant of the option or one year from its exercise, in which case the tax treatment will be that accorded to the exercise of a non-qualified option.

With respect to other awards granted under the 2002 Plan that are settled either in cash or in Lenox shares or other property that is either transferable or not subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the cash or the fair market value of Lenox shares or other property received and Lenox will be entitled to a deduction for the same amount. With respect to awards that are settled in Lenox shares or other property that is restricted as to transferability and subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the fair market value of the Lenox shares or other property received at the first time the Lenox shares or other property became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier; Lenox will be entitled to a deduction for the same amount.

RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
(Item 6 on the Proxy Card)

The Executive Committee of the Board of Directors recommends the ratification of Baird, Kurtz & Dobson LLP as Lenox's independent public accountants for 2002.

Although not required, the Executive Committee is seeking shareholder ratification of its selection of Baird, Kurtz & Dobson LLP as Lenox's independent public accountants for fiscal 2002. The affirmative vote of a majority of shares voting at the meeting is required for ratification. If ratification is not obtained, the Executive Committee intends to continue the employment of Baird, Kurtz & Dobson LLP at least through fiscal 2002. Representatives of Clark, Schaefer, Hackett & Co., our public accountants for fiscal 2001, are expected to be present at the Annual Meeting and will be given an opportunity to make a statement, if they so desire, and to respond to appropriate questions that may be asked by shareholders.

On February 28, 2002, the Executive Committee determined to engage Baird, Kurtz & Dobson LLP as its new independent public accountants to replace Clark, Schaefer, Hackett & Co. pending execution of a satisfactory engagement letter with Baird, Kurtz & Dobson LLP. On March 14, 2002 Lenox executed an engagement letter with Baird, Kurtz & Dobson LLP. The decision to change accountants was recommended by the Audit Committee at its meeting on January 23, 2001, at which time it interviewed representatives of Baird, Kurtz & Dobson LLP, and approved by the Executive Committee. Representatives of Baird, Kurtz & Dobson LLP are not expected to be present at the Annual Meeting.

The reports of Clark, Schaefer, Hackett & Co. on the financial statements of Lenox for the two most recent fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During Lenox's two most recent fiscal years and through March 14, 2002 there were no disagreements with Clark, Schaefer, Hackett & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Clark, Schaefer, Hackett & Co., would have caused them to make reference thereto in their reports on the financial statements for such years.

During Lenox's two most recent fiscal years and through March 14, 2002, there were no "reportable events" as defined by Item 304(a)(1)(v) of Regulation S-K.

Neither Lenox nor anyone on its behalf has consulted with Baird, Kurtz & Dobson LLP during Lenox's two most recent fiscal years, or any subsequent interim period, prior to its engagement of Baird, Kurtz & Dobson LLP except in connection with an information systems audit performed by Baird, Kurtz & Dobson LLP in December 2001 required by federal and state banking regulators.

Principal Accounting Firm Fees:
------------------------------

Aggregate fees billed to Lenox for fiscal 2001 by Lenox's principal accounting firm for fiscal 2001, Clark, Schaefer, Hackett & Co., are as follows:

Audit Fees             $28,800

Financial Information
Systems Design and
Implementation Fees      3,558(b)(c)

All Other Fees           5,380(a)(b)
                    ----------------

Total                  $37,738

(a)  Includes information systems assessment.
(b) The Audit Committee has determined that the provision of these services is compatible with maintaining the principal accountant's independence.
(c) Aggregate fees billed for fiscal 2001 by Baird, Kurtz & Dobson LLP for an information systems audit required by federal and state banking regulators.

DIRECTOR MATTERS

No director attended less than 75% of the total meetings of the Board and Committees on which that director served in 2001.

Messrs. Behymer, Kreider and Napier are not employees or officers of Lenox. Only non-employee directors serve on Lenox's Audit and Compensation Committees.

Meetings last year:  7

Actions in Writing last year:  0

On December 6, 2001, pursuant to the 2001 Directors' Stock Option Plan, each non-employee director who served on a committee of Lenox Bancorp was granted a non-qualified option to purchase 5,000 Lenox Common Shares and non-employee directors will be granted an option for another 2,000 shares at the time of election or re-election to the Board of Directors, with the exercise price being the closing sale price reported immediately prior to the date of grant. Each non-employee director who serves as a director of both Lenox Bancorp and Lenox Savings Bank will be granted an option for an additional 1,000 shares at the time of election or re-election to the Board of Directors, with the exercise price being the same as set forth above.

BOARD COMMITTEES

The Board appoints committees to help carry out its duties. In particular, Board committees work on key issues in greater detail than would be possible at full Board meetings. Each committee reviews the results of its meetings with the full Board. The Board does not have a nominating committee.

The Executive Committee serves at the pleasure of the Board. The Executive Committee has and may exercise all of the powers of the Board of Directors in the management and control of the business to the extent permitted by law during the intervals between meetings of the Board of Directors. The Executive Committee reports all action taken by it to the Board of Directors. The Executive Committee is comprised of Messrs. Behymer, Lame, Kreider and Napier.

Meetings last year:  3

Actions in Writing last year:  3

The Audit Committee is responsible for reviewing Lenox's internal accounting operations. It also recommends the employment of independent accountants and reviews the relationship between Lenox and its outside accountants. The Audit Committee has adopted an Audit Committee Charter, which is attached to this Proxy Statement as Annex IV. The Charter outlines the activities and responsibilities of the Audit Committee.

Meetings last year: 2

Actions in Writing last year: 0

REPORT OF THE AUDIT COMMITTEE

Lenox's Audit Committee is comprised of Messrs. Behymer (Chairman), Kreider and Napier. All of the members of the Committee meet standards for independence established by the National Association of Securities Dealers.

On March 27, 2001, the Committee met with representatives of Clark, Schaefer, Hackett & Co. and Lenox's internal accountants and reviewed with them the proposed 2001 Audit Plan, areas warranting particular concentration on the audit and the effects of new accounting pronouncements. The Committee also reviewed business analysis and initial risk assessments and the implementation of new accounting rules on business combinations, goodwill and intangible assets presented by Clark, Schaefer, Hackett & Co.

At its meeting on February 28, 2002, the Committee reviewed with management, Clark, Schaefer, Hackett & Co. and Lenox's accounting officers the results of the audit for fiscal 2001, including the audited financial statements. The Committee reviewed the requirements of its Charter and the reports that were required to be disclosed to the Committee. The Committee discussed with Clark, Schaefer, Hackett & Co. the matters required to be discussed by Statement on Auditing Standards No. 61 and matters regarding independence.

Relying upon the discussions and reviews described above, the Committee recommended to the Board of Directors that the audited financial statements of Lenox be included in its Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

Respectfully submitted,

Audit Committee

Gail R. Behymer (Chairman)
Gary P. Kreider
Guy E. Napier

The Compensation Committee is responsible for establishing compensation for management and administering Lenox's stock option and incentive plans. The Compensation Committee is comprised of Messrs. Behymer (Chairman), Kreider and Napier.

Meetings last year:  0

Actions in Writing last year:  2

                                      -11

PRINCIPAL SHAREHOLDERS

The following are the only shareholders known by Lenox to own beneficially more than 5% of its outstanding Common Shares as of March 22, 2002:

                                                       Amount and Nature of                           Percent
Name of Beneficial Owner                               Beneficial Ownership                          Of Class
-----------------------------------                 ---------------------------                    -------------
John C. Lame                                                    63,892  (1)                             17.2%

Guy E. Napier                                                   56,917  (2) (4)                         15.3%

Gail R. Behymer                                                 51,758  (3) (4)                         13.9%

Lenox Savings Bank                                              32,417  (4)                              8.8%
Employee Stock Ownership Plan

The business address of Mr. Lame, Mr. Napier, Mr. Behymer and the ESOP is 4730 Montgomery Road, Cincinnati, Ohio 45212.

(1) Includes 5,510 shares subject to options exercisable within 60 days and stock awards for 426 shares.

(2) Includes 32,417 shares held by the ESOP over which Mr. Napier has shared dispositive power by virtue of his membership on the ESOP Committee and 5,000 shares subject to options exercisable within 60 days. Mr. Napier disclaims beneficial ownership of the 32,417 shares held by virtue of his position on the ESOP Committee.

(3) Includes 32,417 shares held by the ESOP over which Mr. Behymer has shared dispositive power by virtue of his membership on the ESOP Committee, 6,020 shares subject to options exercisable within 60 days and stock awards for 426 shares. Mr. Behymer disclaims beneficial ownership of the 32,417 shares held by virtue of his position on the ESOP Committee.

(4) The ESOP Trustee has sole voting power over 17,067 shares and shares voting power over 15,350 shares. The ESOP Committee, composed of Messrs. Napier and Behymer and Ms. Jane Schank, has dispositive power over all of the shares set forth above.

DIRECTORS AND EXECUTIVE OFFICERS

This table lists the executive officers and directors of Lenox and shows how many Common Shares each owned on March 22, 2002.

                                                                                  Common Shares Beneficially Owned
                                                                                  --------------------------------

                                                                               Amount and
                                                                               Beneficial
                                                                                Nature of
              Name and Age                           Position                   Ownership                    Percentage
              ------------                           --------                   ---------                    ----------
              John C. Lame                 President, CEO and Director           63,892 (1)                  17.2%

              Jane Schank                  Secretary and Treasurer               47,417 (2)                  12.9%

              Guy E. Napier                Director                              56,917 (1)                  15.3%

              Gail R. Behymer              Director                              51,578 (1)                  13.9%

              Gary P. Kreider              Director                              15,000 (3)                   4.1%

              Virginia M. Heitzman         Director                              14,075 (4)                   3.8%
---------------------------------------------------------------------------------------------------------------

All Executive Officers and                                        184,045                          47.4%
 Directors as a Group (6)

(1) See the information set forth in "Principal Shareholders."
(2) Includes 32,417 shares held by the ESOP over which Ms. Schank has shared dispositive power by virtue of her membership on the ESOP Committee and restricted stock awards for 10,000 shares of Lenox Common Stock. Ms. Schank disclaims beneficial ownership of the 32,417 shares held by virtue of her position on the ESOP Committee.
(3) Includes 5,000 shares subject to options exercisable within 60 days.
(4) Includes 6,689 shares held under the ESOP, with respect to which Ms. Heitzman has voting but not dispositive power.

On September 25, 2001, Virginia M. Heitzman filed with the American Arbitration Association a demand for arbitration with Lenox and its wholly-owned subsidiary, Lenox Savings Bank. Ms. Heitzman's demand sets forth claims for, among other things, reinstatement of employment and an unspecified amount of damages, including punitive damages, as a result of alleged wrongful termination of her employment agreements with Lenox and Lenox Savings Bank. On July 13, 2001, the Boards of Directors of Lenox and Lenox Savings Bank notified Ms. Heitzman of the termination of her employment agreements for cause. Lenox and Lenox Savings Bank previously accrued for the potential payout of the employment agreements and are contesting the arbitration demands of Ms. Heitzman. The matter is currently pending before the American Arbitration Association panel. Lenox Bancorp and Lenox Savings Bank have filed a motion to stay or dismiss the case. The motion to dismiss was denied by the arbitrator who also ruled that Ms. Heitzman was entitled to compensation from only Lenox during the pendency of the arbitration. Lenox has filed a complaint with the Federal District Court for the Southern District of Ohio to vacate that award. Lenox Bancorp and Lenox Savings Bank have submitted to the FDIC the question as to whether Ms. Heitzman is entitled to any payments under applicable federal regulations prohibiting such payments by certain institutions regulated by the FDIC. On March 8, 2002, the Office of Thrift Supervision ordered Lenox not to make payments called for by the interim award unless it receives notice from the OTS that such payment is permissible. Ms. Heitzman, was CEO and President of Lenox and Lenox Savings Bank from 1994 until 2001 and has been a member of the Board of Directors of Lenox since 1996. Ms. Heitzman is 44 years old. Her term expires at the 2002 Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Lenox's executive officers, directors and persons who own more than ten percent of a registered class of Lenox's equity securities to file reports of ownership and changes in ownership. Based on a review of the copies of such other forms received by it, Lenox believes that during the last fiscal year, all of its executive officers, directors and ten percent stockholders complied with the Section 16 reporting requirements.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Gary P. Kreider, who is a member of the Compensation Committee, is a senior partner of Keating, Muething & Klekamp, P.L.L., Cincinnati, Ohio, a law firm that provided legal services to Lenox in fiscal 2001.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On December 28, 2001, Mr. Lame, Ms. Schank and Michael W. Jordan, a director of Lenox Savings Bank, purchased 7,319, 2,000 and 4,000 Lenox Common Shares, respectively, from Lenox pursuant to a private offering. The purchase price for the shares was $11 per share, and was determined by an independent appraisal of Lenox Common Shares provided by Keefe, Bruyette & Woods. Effective September 28, 2001, the following persons purchased Lenox shares at a per share price of $11 as also determined by Keefe, Bruyette & Woods: Mr. Lame - 23,000 shares; Mr. Behymer - 10,000 shares; Mr. Kreider - 10,000 shares; Mr. Napier - 12,500 shares; Ms. Schank - 3,000 shares; and Mr. Jordan - 10,000 shares.

During the proxy contest for the election of directors at the 2001 Annual Shareholders' Meeting, John C. Lame stated that he would seek reimbursement from Lenox for his out-of-pocket expenses incurred in connection with the election of Mr. Napier and himself to Lenox's Board of Directors in order to correct what Mr. Lame believed were deficiencies which led Lenox and Lenox Savings Bank to be placed under regulatory restrictions by federal and state authorities. A Special Committee of the Board consisting of Messrs. Behymer and Napier was appointed to consider this matter. After a detailed and documented review, the Committee concluded that the total out-of-pocket expenses incurred amounted to $317,900, of which $60,000 could be reimbursed without further corporate action in light of the notice given in the proxy materials for the 2001 Annual Shareholders' Meeting. The reimbursement would be in the form of Lenox Common Shares valued at the recently appraised value of $11 per share. The Committee determined that the remainder of the reimbursement should also be issued in Lenox Shares at the $11 per share figure, or 28,900 Lenox Common Shares. This part of the reimbursement was made subject to ratification by the shareholders. The Executive Committee determined that the shareholders should be able to make their decision based on a full year of operation following the election of Mr. Napier and Mr. Lame at the 2001 Annual Shareholders' Meeting rather than presenting the matter at this meeting.

                           SUMMARY COMPENSATION TABLE

     The following table sets forth information regarding compensation paid in 2001 to Lenox's current Chief Executive Officer, John C. Lame, Lenox's former Chief Executive Officer, Virginia M. Heitzman, and other significant executive officers.

                                                                         Annual Compensation
                                       -------------------------------------------------------------------------------------
                                                                           Restricted          Securities       All Other
Name and                                                                     Stock             Underlying      Compensation
Principal Position              Year     Salary ($)      Bonus ($)       Awards ($) (1)        Options(#)           ($)
------------------              ----     ----------      ---------       --------------        ----------           ---

John C. Lame                    2001      $     0         $     0           $     0               5,510          $     0
President and Chief             2000          N/A             N/A               N/A                 N/A              N/A
Executive Officer               1999          N/A             N/A               N/A                 N/A              N/A

Jane Schank                     2001      $53,308         $10,000           $90,000              10,000          $     0
Secretary and Treasurer         2000          N/A             N/A               N/A                 N/A              N/A
                                1999          N/A             N/A               N/A                 N/A              N/A
Virginia M. Heitzman (2)        2001      $52,509         $     0           $     0                   0          $     0
                                2000      $84,250               0                 0                   0           32,079
                                1999      $84,250               0                 0                   0           33,641

----------------------------------------------------------------------------------------------------------------------------

(1) Shares of Common Stock subject to restricted stock awards, plus any dividends on such shares, are distributed upon vesting.
(2) Ms. Heitzman served as President and Chief Executive Officer of Lenox and Lenox Savings Bank until July 13, 2001

                       OPTION GRANTS IN LAST FISCAL YEAR

                                    Number of              % of Total
                                    Securities           Options Granted
                                    Underlying           to Employees in         Exercise Price          Expiration
           Name                  Options Granted           Fiscal 2001           ($/Per share)              Date
--------------------------     ------------------     -------------------     -----------------      ----------------
John C. Lame                              5,000                    33.3                 $9.25               12/6/11

Jane Schank                              10,000                    66.6                 $9.00               12/6/11

Virginia M. Heitzman                          0                      --                    --                    --

                         FISCAL 2001 OPTION EXERCISES
                       AND FISCAL YEAR-END OPTION VALUES


                                                                         Number of Securities            Value of Unexercised
                                                                        Underlying Unexercised           In-the-Money Options
                          Shares Acquired                                 Options at FY-End                 at FY-End (1)
         Name             On Exercise (#)     Value Realized ($)      Exercisable/Unexercisable       Exercisable/Unexercisable
----------------------  ------------------- ----------------------  -----------------------------    ----------------------------
John C. Lame                     --                   --                        5,510/--                         $--/$--

Jane Schank                      --                   --                        0/10,000                         $--/$--

Virginia M. Heitzman             --                   --                              --                         $--/$--

(1) The value of unexercised in-the-money options equals the market value of the shares covered by in-the-money options on December 31, 2001 less the option exercise price. Options are in-the-money if the market value of the shares covered by the options is greater than the exercise price.

SHAREHOLDER PROPOSALS FOR NEXT YEAR

The deadline for shareholder proposals to be included in the Proxy Statement for next year's Annual Meeting is November 27, 2002. If Lenox's Amended and Restated Code of Regulations is adopted by the shareholders at the 2002 Annual Meeting, shareholders who desire to present proposals or board nominations at the 2003 Annual Meeting must provide written notice to our Secretary no later than March 13, 2003 and no earlier than February 26, 2003.

If the Amended and Restated Code of Regulations is not adopted by the
                                                   ---
shareholders at the 2002 Annual Meeting, (i) shareholders who desire to present board nominations at the 2003 Annual Meeting must provide written notice to our Secretary not later than the close of business or the fifth day following the day on which notice of the 2003 Annual Meeting was mailed or any public disclosure of such notice was made by Lenox; and (ii) shareholders who desire to present other proposals at the 2003 Annual Meeting must provide written notice to our Secretary not later than the close of business on the fifth day following the day on which notice of the 2003 Annual Meeting was mailed or any public disclosure of such notice was made by Lenox if notice of the 2003 Annual Meeting
                                            --
is mailed by Lenox less than 40 days prior to the 2003 Annual Meeting date. If notice of the 2003 Annual Meeting is mailed by Lenox 40 days or more prior to the 2003 Annual Meeting date, shareholders must provide written notice to our Secretary not less than 30 days prior to the 2003 Annual Meeting date.

The form of Proxy for this meeting grants authority to the designated proxies to vote in their discretion on any matters that come before the meeting except those set forth in Lenox's Proxy Statement and except for matters as to which adequate notice is received. In order for a notice to be deemed adequate for next year's annual meeting, it must be received no later than March 13, 2003 and no earlier than February 26, 2003 if the Amended and Restated Code of Regulations is adopted by the shareholders at the 2002 Annual Meeting of Shareholders If the Amended and Restated Code of Regulations is not adopted by the shareholders at the 2002 Annual Meeting of Shareholders, the dates in the immediately preceding paragraph shall apply. If there is a change in the anticipated date of next year's annual meeting or these deadlines by more than 30 days, we will notify you of this change through our Form 10-QSB filings.

QUESTIONS?

If you have questions or need more information about the annual meeting, write to:

     Jane Schank, Secretary
     4730 Montgomery Road
     Cincinnati, Ohio 45212
     or call us at (513) 531-8655.

For information about your record holdings call the Fifth Third Bank Shareholder Services at 1-800-837-2755.

TABLE OF CONTENTS                                                                                                      Page
---------------------------------------------------------------------------------------------------------------------------
GENERAL INFORMATION...................................................................................................    1

APPROVAL OF AMENDED ARTICLES OF INCORPORATION.........................................................................    2

AUTHORIZATION OF ADDITIONAL 2,500,000 COMMON SHARES...................................................................    2

AUTHORIZATION OF 500,000 PREFERRED SHARES.............................................................................    2

OPTING OUT OF OHIO'S CONTROL SHARE ACQUISITIONS ACT...................................................................    2

INCREASING THE THRESHOLD PERCENTAGE OF SHAREHOLDER VOTES REQUIRED FOR CERTAIN ACTIONS.................................    3

ELIMINATING THE REQUIREMENT THAT 75% OF LENOX'S VOTING POWER IS REQUIRED FOR CERTAIN ACTIONS AGAINST WHICH
THE BOARD OF DIRECTORS RECOMMENDS......................................................................................   3

APPROVAL OF AMENDED AND RESTATED CODE OF REGULATIONS..................................................................    3

ELIMINATING THE CLASSIFICATION OF THE BOARD INTO THREE CLASSES........................................................    4

ALLOWING FOR COMMUNICATIONS  TO SHAREHOLDERS AND DIRECTORS TO BE MADE ELECTRONICALLY..................................    4

EXPANDING INDEMNIFICATION OF OFFICERS AND DIRECTORS...................................................................    4

ELECTION OF DIRECTORS IF AMENDED AND RESTATED CODE OF REGULATIONS IS APPROVED.........................................    4

SET THE NUMBER OF DIRECTORS TO BE ELECTED AT FIVE.....................................................................    4

ELECTION OF FIVE NOMINEES OF THE EXECUTIVE COMMITTEE..................................................................    5

ELECTION OF DIRECTORS IF AMENDED AND RESTATED CODE OF REGULATIONS IS NOT APPROVED.....................................    6

APPROVAL OF THE 2002 STOCK OPTION AND INCENTIVE PLAN..................................................................    6

RATIFICATION OF APPOINTMENT OF ACCOUNTANTS............................................................................    8

DIRECTOR MATTERS......................................................................................................    9

BOARD COMMITTEES......................................................................................................    9

REPORT OF THE AUDIT COMMITTEE.........................................................................................   10

PRINCIPAL SHAREHOLDERS................................................................................................   11

DIRECTORS AND EXECUTIVE OFFICERS......................................................................................   12

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...........................................................   13

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS........................................................................   13

SUMMARY COMPENSATION TABLE............................................................................................   14

FISCAL 2001 OPTION EXERCISES..........................................................................................   15

SHAREHOLDER PROPOSALS FOR NEXT YEAR...................................................................................   15

QUESTIONS?............................................................................................................   15

ANNEX I  AMENDED ARTICLES OF INCORPORATION

ANNEX II  AMENDED AND RESTATED CODE OF REGULATIONS

ANNEX III  2002 STOCK OPTION AND INCENTIVE PLAN

ANNEX IV  AUDIT COMMITTEE CHARTER

                                    ANNEX I
                                    -------

                       AMENDED ARTICLES OF INCORPORATION

                                      OF

                              LENOX BANCORP, INC.


     The shareholders of Lenox Bancorp, Inc., have adopted these Amended Articles of Incorporation to supersede the existing Articles of Incorporation, including all amendments.

     FIRST.  The name of the Corporation shall be Lenox Bancorp, Inc.

     SECOND. The place in Ohio where its principal office is to be located is in the City of Norwood, Hamilton, County, Ohio.

     THIRD. The maximum number of shares which the Corporation is authorized to have outstanding is Five Million (5,000,000), of which:

             A. Four Million Five Hundred Thousand (4,500,000) shares of no par value per share are to be Common Shares; and

             B. Five Hundred Thousand (500,000) shares of no par value per share are to be Preferred Stock.

     The holders of the Preferred Stock shall be entitled to receive dividends out of any funds of the corporation at the time legally available for dividends when and as declared by the Board of Directors at such rate as shall be fixed by the Board of Directors before any sum shall be set apart or applied to the redemption or purchase of or any dividends shall be declared or paid upon or set apart for any class or series of Common Stock. In the event of any liquidation, dissolution or winding up of the Corporation, the holders of Preferred Stock shall be entitled to receive out of the assets of the Corporation payment of an amount per share as determined by the Board of Directors as a liquidation price (including accrued dividends, if any) before any distribution of assets shall be made to the holders of any class or series of Common Stock.

     The Board of Directors shall have express authority from time-to-time to adopt amendments to these Articles of Incorporation with respect to any unissued or treasury shares of Preferred Stock and thereby to fix or change the division of such shares into series and the designation and authorized number of shares of each series and to provide for each such series:

     (i) Dividend or distribution rights, which may be: cumulative or noncumulative; at a specified rate, amount, or proportion; with or without further participation rights; and in preference to, junior to, or on a parity in whole or in part with dividend or distribution rights of shares of any other class;

     (ii)   Liquidation rights, preferences, and price;

     (iii)  Redemption rights and price;

     (iv) Sinking fund requirements, which may require the Corporation to provide a sinking fund out of earnings or otherwise for the purchase or redemption of the shares or for dividends or distributions on them;

     (v) voting rights, which may be full, limited or denied, except as otherwise required by law;

     (vi)   Pre-emptive rights, or the denial or limitation of them;

     (vii)  Conversion rights;

     (viii) Restrictions on the issuance of shares; and

     (ix)   Rights of alteration of express terms.

     FOURTH. No shareholder shall have the right to vote cumulatively in the election of directors.

     FIFTH.   The provisions of Division (A) of Ohio Revised Code Section
1701.15 apply to this Corporation.

     SIXTH.   The provisions of Ohio Revised Code Section 1701.831 relating to control share acquisitions shall not be applicable to this Corporation.

     SEVENTH. This Corporation, through its Board of Directors, shall have the right and power to purchase any of its outstanding shares at such price and upon such terms as may be agreed upon between the Corporation and any selling shareholder.

     EIGHTH. The affirmative vote of shareholders entitled to exercise sixty percent of the voting power shall be required to amend these Articles of Incorporation, approve mergers and to take any other action which by law must be approved by a specified percentage of all outstanding shares entitled to vote.

                                   ANNEX II
                                   --------

                             AMENDED AND RESTATED

                              CODE OF REGULATIONS

                                      OF

                              LENOX BANCORP, INC.

                             AS OF APRIL 26, 2002

                                   ARTICLE I
                                  FISCAL YEAR
                                  -----------


     The fiscal year of this Corporation shall end the thirty-first day of each December.

                                  ARTICLE II
                                 SHAREHOLDERS
                                 ------------

Section 1.  Meetings of the Shareholders.
            ----------------------------

     1.1    Annual Meetings. The Annual Meeting of the Shareholders of this
            ---------------
Corporation, for the election of the Board of Directors and the transaction of such other business as may properly be brought before such meeting, shall be held at 10:00 a.m. on the first Friday in April of each year or such other time and at such place, if any, and time as designated by the Board of Directors. If the Annual Meeting is not held or if Directors are not elected thereat, a Special Meeting may be called and held for that purpose.

     1.2    Special Meetings. Special meetings of the Shareholders may be held
            ----------------
on any business day when called by the Chairman of the Board, the President, a majority of Directors, or persons holding fifty percent of all voting power of the Corporation and entitled to vote. No business shall be considered at any such meeting other than that specified in the notice of the meeting.

     1.3    Place of Meetings. Any meeting of Shareholders may be held at such
            -----------------
place within or without the State of Ohio or by communications equipment authorized by the Ohio General Corporation Law as may be designated in the Notice of said meeting.

     1.4    Notice of Meeting and Waiver of Notice.
            --------------------------------------

            1.4.1.   Notice. Notice of the time and place, if any, and purposes
                     ------
     of any of Shareholders and the manner of holding the meeting if it is to be conducted through communications equipment authorized by the Ohio General Corporation Law, shall be given to each Shareholder entitled thereto not less than seven days nor more than 60 days before the date fixed for the meeting and as prescribed by law. Such notice shall be given either by personal delivery or mail to the Shareholders at their respective addresses as they appear upon the records of the Corporation or by any other method authorized by the Ohio General Corporation Law. Notice shall be deemed to have been given on the day sent. If any meeting is adjourned to another time or place, no notice as to such adjourned meeting need be given other than by announcement at the meeting at which such an adjournment is taken. No business shall be transacted at any such adjourned meeting except as might have been lawfully transacted at the meeting at which such adjournment was taken.

            1.4.2.   Notice to Joint Owners. All notices with respect to any
                     ----------------------
     shares to which persons are entitled by joint or common ownership may be given to the person who is named first upon the books of this Corporation, and notice so given shall be sufficient notice to all the holders of such shares.

            1.4.3.   Waiver. Notice of any meeting may be waived in writing by
                     ------
     any Shareholder either before or after any meeting, by attendance at such meeting in person or by proxy, or through communications equipment authorized by the Ohio General Corporation Law without protest to its commencement.

     1.5    Shareholders Entitled to Notice and to Vote. If a record date shall
            -------------------------------------------
not be fixed, the record date for the determination of Shareholders entitled to notice of or to vote at any meeting of Shareholders shall be the close of business on the twentieth day prior to the date of the meeting and only Shareholders of record at such record date shall be entitled to notice of and to vote at such meeting.

     1.6    Quorum and Voting. The holders of shares entitling them to exercise
            -----------------
a majority of the voting power of the Corporation, present in person, by proxy or through communications equipment authorized by the Ohio General Corporation Law, shall constitute a quorum for any meeting. The Shareholders present in person, by proxy or through communications equipment authorized by the Ohio General Corporation Law, whether or not a quorum be present, may adjourn the meeting from time to time without notice other than by announcement at the meeting.

     In any other matter brought before any meeting of Shareholders, the affirmative vote of the holders of shares representing a majority of the votes actually cast shall be the act of the Shareholders provided, however, that no action required by law, the Articles, or these Regulations to be authorized or taken by the holders of a designated proportion of the shares of the Corporation may be authorized or taken by a lesser proportion.

     1.7    Organization of Meetings.
            ------------------------

            1.7.1.  Presiding Officer.  The Chairman of the Board, or in the
                    -----------------
     Chairman's absence, the President, or in the absence of both of them, any officer of the Corporation, shall call all meetings of the Shareholders to order and shall act as Chairman thereof; if all are absent, the Shareholders shall elect a Chairman.

            1.7.2.  Minutes.  The Secretary of the Corporation, or in the
                    -------
     Secretary's absence, an Assistant Secretary, or, in the absence of both, a person appointed by the Chairman of the meeting, shall act as Secretary of the meeting and shall keep and make a record of the proceedings thereat.

     1.8    Order of Business.  The order of business at all meetings of the
            -----------------
Shareholders, unless waived or otherwise changed by the Chairman of the meeting or the Board of Directors, shall be as follows:

            1.8.1.   Call meeting to order.

            1.8.2.   Selection of Chairman and/or Secretary, if  necessary.

            1.8.3. Proof of notice of meeting and presentment of affidavit thereof.

            1.8.4.   Roll call, including filing of proxies with  Secretary.

            1.8.5. Upon appropriate demand, appointment of inspectors of election.

            1.8.6. Reading, correction and approval of previously unapproved minutes.

            1.8.7.   Reports of officers and committees.

            1.8.8. If an annual meeting, or meeting called for that purpose, election of Directors.

            1.8.9.   Unfinished business, if an adjourned meeting.

            1.8.10. Consideration in sequence of all other matters set forth in the notice of the meeting.

            1.8.11. Any other business which shall have been submitted in accordance with Article II, Section 1.12.

            1.8.12.  Adjournment.

     1.9    Voting.  Except as provided by statute or in the Articles, every
            ------
Shareholder entitled to vote shall be entitled to cast one vote on each proposal submitted to the meeting for each share held of record on the record date for the determination of the Shareholders entitled to vote at the meeting. At any meeting at which a quorum is present, all questions and business which may come before the meeting shall be determined by a majority of votes cast, except when a greater proportion is required by law, the Articles, or these Regulations.

     1.10   Proxies.  A person who is entitled to attend a Shareholders'
            -------
meeting, to vote thereat, or to execute consents, waivers and releases, may be represented at such meeting or vote thereat, and execute consents, waivers, and releases and exercise any of rights, by proxy or proxies appointed by a writing signed by such person, or by duly authorized attorney which may be transmitted physically, or by mail, by facsimile or other electronic medium or such other method authorized by the Ohio General Corporation Law.

     1.11   List of Shareholders.  At any meeting of Shareholders a list of
            --------------------
Shareholders, alphabetically arranged, showing the number and classes of shares held by each on the record date applicable to such meeting, shall be produced in a manner authorized by the Ohio General Corporation Law on the request of any Shareholder.

     1.12   Notice of Shareholder Business and Nominations.
            ----------------------------------------------

            1.12.1.  Annual Meetings of Shareholders.  Nominations of persons
                     -------------------------------
     for election to the Board of Directors and the proposal of business to be considered by the Shareholders may be made at an annual meeting of Shareholders pursuant to the Corporation's notice of the meeting, by or at the direction of the Board of Directors or by any Shareholder of the Corporation who was a Shareholder of record at the time of giving of notice provided for in this Regulation, who is entitled to vote at the meeting and who complies with the notice procedures set forth herein.

            For nominations or other business properly to be brought before an annual meeting by a Shareholder, the Shareholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for Shareholder action. To be timely, a Shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 45th day nor earlier than the close of business on the 60th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 45 days after such anniversary date, notice must be so delivered not earlier than the close of business on the 60th day prior to such annual meeting and not later than the close of business on the later of the 45th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of notice. Such notice shall set forth as to each person whom the Shareholder proposes to nominate for election as a Director all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors pursuant to Regulation 14A under the Securities Exchange Act of 1934 and Rule 14a-11 thereunder including such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected. As to any other business that the Shareholder proposes to bring before the meeting, such notice shall include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such Shareholder and the beneficial owner, if any, on whose behalf the proposal is made. The Shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made shall state the name and address of such Shareholder, as they appear on the Corporation's books, and of such beneficial owner and the class and number of shares of the Corporation which are owned beneficially and of record by such Shareholder and such beneficial owner.

            If the number of Directors to be elected is increased and there is no public announcement by the Corporation naming all of the nominees for Director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a Shareholder's notice required by this Regulation shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

            1.12.2.  Special Meetings of Shareholders.  Only such business shall
                     --------------------------------
     be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of Shareholders at which Directors are to be elected pursuant to the Corporation's notice of meeting by or at the direction of the Board of Directors or, provided that the Board of Directors has determined that Directors shall be elected at such meeting, by any Shareholder of the Corporation who is a Shareholder of record at the time of giving notice provided for in this Regulation, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Regulation. If the Corporation calls a special meeting of Shareholders for the purpose of electing one or more Directors to the Board of Directors, any such Shareholder may nominate persons for election to such positions as specified in the Corporation's notice of meeting, if the Shareholder's notice required by this Regulation shall be delivered to the Secretary. Such delivery shall be to the principal executive office of the Corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a Shareholder's notice as described above.

            1.12.3.  General.  Only such persons who are nominated in accordance
            -------
     with the procedures set forth in this Regulation shall be eligible to serve as Directors and only such business shall be conducted at a meeting of Shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Regulation. Except as otherwise provided by law, the Articles or these Regulations, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Regulation and, if any proposed nomination or business is not in compliance with this Regulation, to declare that such defective proposal or nomination shall be disregarded.

                                  ARTICLE III
                                   DIRECTORS
                                   ---------

Section 1.  General Powers.
            --------------

     The authority of this Corporation shall be exercised by or under the direction of the Board of Directors, except where the law, the Articles or these Regulations require action to be authorized or taken by the Shareholders.

Section 2.  Election, Number and Qualification of Directors.
            -----------------------------------------------

     2.1    Election.  The Directors shall be elected at the annual meeting of
            --------
the Shareholders, or if not so elected, at a special meeting of Shareholders called for that purpose.

     2.2    Number.  The number of Directors, which shall not be less than
            ------
three, may be fixed or changed at a meeting of the Shareholders called for the purpose of electing Directors at which a quorum is present, by a majority of votes cast at the meeting. In addition, the number of Directors may be fixed or changed by action of the Directors at a meeting called for that purpose at which a quorum is present by a majority vote of the Directors present at the meeting. The Directors then in office may fill any Director's office that is created by an increase in the number of Directors. The number of Directors elected shall be deemed to be the number of Directors fixed unless otherwise fixed by resolution adopted at the meeting at which such Directors are elected.

     2.3    Qualifications.  Directors need not be Shareholders of the
            --------------
Corporation.

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                                     -7-

Section 3.  Term of Office of Directors.
            ---------------------------

     3.1    Term.  Each Director shall hold office until the next annual meeting
            ----
of the Shareholders and until his or her successor has been elected or until his or her earlier resignation, removal from office, or death.

     3.2    Resignation.  A resignation from the Board of Directors shall be
            -----------
deemed to take effect immediately upon its being received by any incumbent corporate officer other than an officer who is also the resigning Director, unless some other time is specified therein.

     3.3    Vacancy.  In the event of any vacancy in the Board of Directors for
            -------
any cause, the remaining Directors, though less than a majority of the whole Board, may fill any such vacancy for the unexpired term.

Section 4.  Meetings of Directors.
            ---------------------

     4.1    Regular Meetings.  A regular meeting of the Board of Directors shall
            ----------------
be held immediately following the adjournment of the meeting of Shareholders at which Directors are elected. The holding of such Shareholders' meeting shall constitute notice of such Directors' meeting and such meeting shall be held without further notice. Other regular meetings shall be held at such other times and places, if any, as may be fixed by the Directors.

     4.2    Special Meetings.  Special Meetings of the Board of Directors may be
            ----------------
held at any time upon call of the Chairman of the Board, the President, any Vice President, or any two Directors.

     4.3    Place of Meeting.  Any meeting of Directors may be held at such
            ----------------
place within or without the State of Ohio or by communications equipment authorized by the Ohio General Corporation Law as may be designated in the notice of said meeting.

     4.4    Notice of Meeting and Waiver of Notice.  Notice of the time and
            --------------------------------------
place, if any, of any regular or special meeting of the Board of Directors and the manner of holding the meeting if it is to be conducted through communications equipment authorized by the Ohio General Corporation Law, shall be given to each Director by personal delivery, telephone, facsimile transmission, mail or by communications equipment authorized by the Ohio General Corporation Law, at least seventy-two hours before the meeting. Such notice need not specify the purpose of the meeting.

Section 5.  Quorum and Voting.
            -----------------

     At any meeting of Directors, not less than one-half of the whole authorized number of Directors is necessary to constitute a quorum for such meeting, except that a majority of the remaining Directors in office constitutes a quorum for filling a vacancy in the Board. At any meeting at which a quorum is present, all acts, questions, and business which may come before the meeting shall be determined by a majority of votes cast by the Directors present at such meeting, unless the vote of a greater number is required by the Articles or Regulations.

Section 6.  Committees.
            ----------

     6.1    Appointment. The Board of Directors may from time to time appoint
            -----------
certain of its members to act as a committee in the intervals between meetings of the Board and may delegate to such committee such powers as they may determine to be exercised under the control and direction of the Board. Each committee shall be composed of one or more Directors. Each committee and each member thereof shall serve at the pleasure of the Board.

     6.2    Executive Committee. In particular, the Board of Directors may
            -------------------
create from its membership and define the powers and duties of an Executive Committee. During the intervals between meetings of the Board of Directors, the Executive Committee shall possess and may exercise all of the powers of the Board of Directors in the management and control and the business of the Corporation to the extent permitted by law.

     6.3    Committee Action. Unless otherwise provided by the Board of
            ----------------
Directors, a majority of the members of any committee appointed by the Board of Directors pursuant to this Section shall constitute a quorum at any meeting thereof and the act of a majority of the members present at a meeting at which a quorum is present shall be the act of such committee. Each committee shall keep a written record of all actions taken by it.

Section 7.  Action of Directors Without a Meeting.
            -------------------------------------

     Any action which may be taken at a meeting of Directors or any committee thereof may be taken without a meeting if authorized by a writing or writings signed by all the Directors or all of the members of the particular committee or by any other method authorized by the Ohio General Corporation Law. The records of such action shall be entered upon the records of the Corporation.

Section 8.  Compensation of Directors.
            -------------------------

     The Board of Directors may allow compensation to Directors for performance of their duties and for attendance at meetings or for any special services, may allow compensation to members of any committee, and may reimburse any Director for expenses in connection with attending any Board or committee meeting.

Section 9.  Relationship with Corporation.
            -----------------------------

     Directors shall not be barred from providing professional or other services to the Corporation. No contract, action or transaction shall be void or voidable with respect to the Corporation for the reason that it is between or affects the Corporation and one or more of its Directors, or between or affects the Corporation and any other person in which one or more of its Directors are Directors, trustees or officers or have a financial or personal interest, or for the reason that one or more interested Directors participate in or vote at the meeting of the Directors or committee thereof that authorizes such contract, action or transaction, if in any such case any of the following apply:

     9.1    Disclosure to Directors.  The material facts as to the Director's
            -----------------------
relationship or interest and as to the contract, action or transaction are disclosed or are known to the Directors or the committee and the Directors or committee, in good faith, reasonably justified by such facts, authorize the contract, action or transaction by the affirmative vote of a majority of the disinterested Directors, even though the disinterested Directors constitute less than a quorum;

     9.2    Disclosure to Shareholders.  The material facts as to the Director's
            --------------------------
relationship or interest and as to the contract, action or transaction are disclosed or are known to the Shareholders entitled to vote thereon and the contract, action or transaction is specifically approved at a meeting of the Shareholders held for such purpose by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Corporation held by persons not interested in the contract, action or transaction; or

     9.3    Fairness.  The contract, action or transaction is fair as to the
            --------
Corporation as of the time it is authorized or approved by the Directors, a committee thereof or the Shareholders.

Section 10. Attendance at Meetings of Persons Who Are Not Directors.
            -------------------------------------------------------

     Unless waived by a majority of Directors in attendance, not less than 48 hours before any regular or special meeting of the Board of Directors, any Director who desires the presence at such meeting of a person who is not a Director shall so notify all other Directors, request the presence of such person at the meeting, and state the reason in writing. Such person will not be permitted to attend the Directors' meeting unless a majority of the Directors in attendance vote to admit such person to the meeting. Such vote shall constitute the first order of business for any such meeting of the Board of Directors.
Such right to attend, whether granted by waiver or vote, may be revoked at any time during any such meeting by the vote of a majority of the Directors in attendance.

                                  ARTICLE IV
                                   OFFICERS
                                   --------

Section 1.  General Provisions.
            ------------------

     The Board of Directors shall elect a President, a Secretary and a Treasurer, and may elect a Chairman of the Board, one or more Vice Presidents, and such other officers and assistant officers as the Board may from time-to-time deem necessary. The Chairman of the Board, if any, shall be a Director, but none of the other officers need be a Director. Any two or more offices may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required to be executed, acknowledged or verified by two or more officers.

Section 2.  Powers and Duties.
            -----------------

     All officers, as between themselves and the Corporation, shall respectively have such authority and perform such duties as are customarily incident to their respective offices, and as may be specified from time to time by the Board of Directors, regardless of whether such authority and duties are customarily incident to such office. In the absence of any officer of the Corporation, or for any other reason the Board of Directors may deem sufficient, the powers or duties of such officer, or any of them may be delegated, to any other officer or to any Director. The Board of Directors may from time to time delegate to any officer authority to appoint and remove subordinate officers and to prescribe their authority and duties.

Section 3.  Term of Office and Removal.
            --------------------------

     3.1    Term. Each officer of the Corporation shall hold office at the
            ----
pleasure of the Board of Directors, and unless sooner removed by the Board of Directors, until the meeting of the Board of Directors following the date of election of Directors and until a successor is elected and qualified.

     3.2    Removal. The Board of Directors may remove any officer at any time
            -------
with or without cause by the affirmative vote of a majority of Directors in office.

Section 4.  Compensation of Officers.
            ------------------------

     Unless compensation is otherwise determined by a majority of the Directors at a regular or special meeting of the Board of Directors or unless such determination is delegated by the Board of Directors to another officer or officers, the President of the Corporation from time to time shall determine the compensation to be paid to all officers and other employees for services rendered to the Corporation.

                                   ARTICLE V
                                INDEMNIFICATION
                                ---------------

Section 1.  Right to Indemnification.
            ------------------------

     Each person who was or is made a party or is threatened to be made a party to or is otherwise involved, including, without limitation, as a witness, in any actual or threatened action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or she is or was a Director or officer of the Corporation or that, being or having been such a Director or officer of the Corporation, he or she is or was serving at the request of an executive officer of the Corporation as a Director, officer, partner, employee, or agent of another corporation, partnership, joint venture, trust, limited liability company, or other enterprise, including service with respect to an employee benefit plan, whether the basis of such proceeding is alleged action or inaction in an official capacity as such a Director, officer, partner, employee, or agent, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the Ohio General Corporation

Law, as the same exists or may hereafter be amended, but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto, or by other applicable law as then in effect. Such indemnification shall be from all expense, liability, and loss, including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement, actually and reasonably incurred or suffered by such indemnitee in connection therewith. Such indemnification shall continue as to an indemnitee who has ceased to be a Director, officer, employee, or agent and shall inure to the benefit of the indemnitee's heirs, executors, and administrators. Except as provided in Section 2 with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding, or part thereof, initiated by such indemnitee only if such proceeding or part thereof was authorized or ratified by the Board of Directors of the Corporation.

     The right to indemnification conferred in this Section 1 shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition. An advancement of expenses incurred by an indemnitee in his or her capacity as a Director, officer or employee, and not in any other capacity in which service was or is rendered by such indemnitee including, without limitation, service to an employee benefit plan, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Section 1 or otherwise. An advancement of expenses shall not be made if the Corporation's Board of Directors makes a good faith determination that such payment would violate law or public policy.

Section 2.  Right of Indemnitee to Bring Suit.
            ---------------------------------

     If a claim under Section 1 is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. The indemnitee shall be presumed to be entitled to indemnification upon submission of a written claim, and, in an action brought to enforce a claim for an advancement of expenses, where the required undertaking has been tendered to the Corporation, and thereafter the Corporation shall have the burden of proof to overcome the presumption that the indemnitee is so entitled. Neither the failure of the Corporation, including its Board of Directors, independent legal counsel, or its Shareholders, to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances, nor an actual determination by the Corporation, including its Board of Directors, independent legal counsel, or its Shareholders, that the indemnitee is not entitled to indemnification shall be a defense to the suit or create a presumption that the indemnitee is not so entitled.

Section 3.  Nonexclusivity and Survival of Rights.
            -------------------------------------

     The rights to indemnification and to the advancement of expenses conferred in this Article V shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provisions of the Articles, Regulations, agreement, vote of Shareholders or disinterested Directors, or otherwise.

     Notwithstanding any amendment to or repeal of this Article V, or of any of the procedures established by the Board of Directors pursuant to Section 7, any indemnitee shall be entitled to indemnification in accordance with the provisions hereof and thereof with respect to any acts or omissions of such indemnitee occurring prior to such amendment or repeal.

     Without limiting the generality of the foregoing paragraph, the rights to indemnification and to the advancement of expenses conferred in this Article V shall, notwithstanding any amendment to or repeal of this Article V, inure to the benefit of any person who otherwise may be entitled to be indemnified pursuant to this Article V or the estate or personal representative of such person for a period of six years after the date such person's service to or in behalf of the Corporation shall have terminated or for such longer period as may be required in the event of a lengthening in the applicable statute of limitations.

Section 4.  Insurance, Contracts, and Funding.
            ---------------------------------

     The Corporation may maintain insurance, at its expense, to protect itself and any Director, officer, employee, or agent of the Corporation or another corporation, partnership, joint venture, trust, or other enterprise against any expense, liability, or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability, or loss under the Ohio General Corporation Law. The Corporation may enter into contracts with any indemnitee in furtherance of the provisions of this Article V and may create a trust fund, grant a security interest, or use other means, including, without limitation, a letter of credit, to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Article V.

Section 5.  Persons Serving Other Entities.
            ------------------------------

     Any person who is or was a Director, officer, or employee of the Corporation who is or was serving as a Director or officer of another corporation of which a majority of the shares entitled to vote in the election of its Directors is held by the Corporation or in an executive or management capacity in a partnership, joint venture, trust, limited liability company or other enterprise of which the Corporation or a wholly-owned subsidiary of the Corporation is a general partner or member or has a majority ownership shall be deemed to be so serving at the request of an executive officer of the Corporation and entitled to indemnification and advancement of expenses under
Section 1.

Section 6.  Indemnification of Employees and Agents of the Corporation.
            ----------------------------------------------------------

     The Corporation may, by action of its Board of Directors, authorize one or more executive officers to grant rights to advancement of expenses to employees or agents of the Corporation on such terms and conditions no less stringent than provided in Section 1 hereof as such officer or officers deem appropriate under the circumstances. The Corporation may, by action of its Board of Directors, grant rights to indemnification and advancement of expenses to employees or agents or groups of employees or agents of the Corporation with the same scope and effect as the provisions of this Article V with respect to the indemnification and advancement of expenses of Directors and officers of the Corporation; provided, however, that an undertaking shall be made by an employee or agent only if required by the Board of Directors.

Section 7.  Procedures for the Submission of Claims.
            ---------------------------------------

     The Board of Directors may establish reasonable procedures for the submission of claims for indemnification pursuant to this Article V, determination of the entitlement of any person thereto, and review of any such determination. Such procedures shall be set forth in an appendix to these Regulations and shall be deemed for all purposes to be a part hereof.

Section 8.  Effectiveness.
            -------------

     The provisions of this Article V shall apply only to those persons who serve as directors and officers of the Corporation after April 26, 2002 and shall apply to such persons with respect to actions or inactions alleged to have arisen or occurred prior to, on or after April 26, 2002. Persons serving as directors and officers prior to April 27, 2002, but not thereafter, shall be covered by the Code of Regulations in effect prior to adoption of this Article V.

                                  ARTICLE VI
                                  AMENDMENTS
                                  ----------

     This Code of Regulations may be amended by the affirmative vote, written consent, or such other method authorized by the Ohio General Corporation Law, of Shareholders entitled to exercise a majority of the voting power on such proposal. If an amendment is adopted by written consent the Secretary shall transmit by mail or by any other means of communication authorized by the Ohio General Corporation Law a copy of such amendment to each Shareholder who would be entitled to vote thereon and did not participate in the adoption thereof. This Code of Regulations may also be amended by the affirmative vote of a majority of the Directors to the extent permitted by Ohio law at the time of such amendment.

                                   ANNEX III
                                   ---------

                              LENOX BANCORP, INC.

                     2002 STOCK OPTION AND INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                                        PAGE
ARTICLE 1  OBJECTIVES................................................    1

ARTICLE 2  DEFINITIONS...............................................    1

ARTICLE 3  ADMINISTRATION............................................    3

ARTICLE 4  SHARES SUBJECT TO PLAN....................................    5

ARTICLE 5  DURATION OF PLAN..........................................    6

ARTICLE 6  STOCK OPTIONS.............................................    6

ARTICLE 7  STOCK APPRECIATION RIGHTS.................................    8

ARTICLE 8  RESTRICTED AND UNRESTRICTED STOCK AWARDS..................    9

ARTICLE 9  PERFORMANCE AWARDS........................................   10

ARTICLE 10  OTHER STOCK UNIT AWARDS..................................   11

ARTICLE 11  TRANSFERABILITY OF AWARDS................................   11

ARTICLE 12  TERMINATION OF AWARDS....................................   12

ARTICLE 13  DEFERRALS................................................   13

ARTICLE 14  TERMINATION OR AMENDMENT OF PLAN.........................   13

ARTICLE 15  GENERAL PROVISIONS.......................................   14

                              LENOX BANCORP, INC.

                     2002 STOCK OPTION AND INCENTIVE PLAN


                                   ARTICLE 1

                                  OBJECTIVES

     Lenox Bancorp, Inc. has established this 2002 Stock Option and Incentive Plan effective _______________, 2002. The purposes of this Plan are to enable Lenox Bancorp, Inc. ("Company") and its subsidiaries to compete successfully in retaining and attracting key employees of outstanding ability, to stimulate the efforts of such employees toward the Company's objectives and to encourage the identification of their interests with those of the Company's shareholders.

                                   ARTICLE 2

                                  DEFINITIONS

     For purposes of this Plan, the following terms shall have the following meanings:

     2.1 "Advisor" means anyone who provides bona fide advisory or consultation services to the Company other than the offer or sale of securities in a capital-raising transaction.

     2.2 "Award" means any one or more of the following: (a) Stock Options, (b) Stock Appreciation Rights, in tandem with Stock Options or free-standing; (c) Restricted Stock; (d) performance Shares conditioned upon meeting performance criteria; and (e) other awards based in whole or in part by reference to or otherwise based on Company Shares, or other securities of the Company or any Subsidiary.

     2.3 "Award Agreement" means a written agreement setting forth the terms of an Award.

     2.4 "Award Date" or "Grant Date" means the date designated by the Committee as the date upon which an Award is granted.

     2.5 "Award Period" or "Term" means the period beginning on an Award Date and ending on the expiration date of such Award.

     2.6  "Board" means the Board of Directors of the Company.

     2.7 "Code" means the Internal Revenue Code of 1986, as amended, or any successor legislation.

     2.8 "Committee" means the committee appointed by the Board and consisting of one or more Directors, none of whom shall be eligible to receive any Award. Members of the Committee must qualify as Non-Employee Directors as defined by Rule 16b-3(b)(3)(i). To the extent that it is desired that compensation resulting from an Award be excluded from the deduction limitation of Section 162(m) of the Code, all members of the Committee granting an Award also shall be "outside directors" within the meaning of Section 162(m).

     2.9  "Company" means Lenox Bancorp, Inc.

     2.10 "Disability" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.

     2.11 "Eligible Employee" means anyone, other than one who receives retirement benefits, consulting fees, honorariums, and the like from the Company who performs services for the Company or a Subsidiary, including an officer or director of the Company or a Subsidiary; and is compensated on a regular basis by the Company or a Subsidiary. Directors who are not full-time employees of the Company or a Subsidiary are not eligible to receive Awards under this Plan. Eligibility under this Plan shall be determined by the Committee.

     2.12 "Fair Market Value" means the last closing price for a Share on the Over the Counter Bulletin Board or any stock exchange or national trading or quotation system on which such sales are reported. If the Shares are not so traded or reported, Fair Market Value shall be set under procedures established by the Committee.

     2.13 "Incentive Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code or any successor provision.

     2.14 "Non-Tandem SAR" means a Stock Appreciation Right granted without reference to a Stock Option.

     2.15 "Non-Qualified Option" means any Stock Option that is not an Incentive Stock Option.

     2.16 "Officer" means a person who is considered to be an officer of the Company under Rule 16a-1(f).

     2.17 "Other Stock Unit Awards" shall have the meaning set forth in Section
10.1 hereof.

     2.18 "Plan" means this 2002 Lenox Bancorp, Inc. Stock Option and Incentive Plan as it may be amended.

     2.19 "Reference Option" shall have the meaning set forth in Section 7.1 hereof.

     2.20 "Option Price" or "Exercise Price" means the price per Share at which Common Stock may be purchased upon the exercise of an Option or an Award.

     2.21 "Participant" means a person to whom an Award has been made pursuant to this Plan.

     2.22 "Replacement Option" means a Non-Qualified Option granted pursuant to Subsection 6.3, upon the exercise of a Stock Option granted pursuant to this Plan where the Option Price is paid with previously owned Shares.

     2.23 "Restricted Stock" means Shares issued pursuant to a Restricted Stock Award which are subject to the restrictions set forth in the related Award Agreement.

     2.24 "Restricted Stock Award" means an award of a fixed number of Shares to a Participant which is subject to forfeiture provisions and other conditions set forth in the Award Agreement.

     2.25 "Retirement" means any termination of employment (other than by death or Disability) by an employee who is at least 65 years of age, or 55 years of age with at least ten years of employment with the Company or a Subsidiary.

     2.26 "Rule 16b-3" and "Rule 16a-1(f)" mean Securities and Exchange Commission Regulations Sect. 240.16b-3 and Sect. 240.16a-1(f) or any corresponding successor regulations.

     2.27 "Share" means one of the Company's Common Shares.

     2.28 "Stock Appreciation Right" or "SAR" means the right to receive, for each unit of the SAR, cash and/or Shares equal in value to the excess of the Fair Market Value of one Share on the date of exercise of the SAR over the reference price per Share established on the date the SAR was granted.

     2.29 "Stock Option" or "Option" means the right to purchase Shares of Common Stock, including a Replacement Option, granted pursuant to Article 7.

     2.30 "Subsidiary" means any corporation, partnership, joint venture, or other entity of which the Company owns or controls, directly or indirectly, 25% or more of the outstanding voting stock, or comparable equity participation and voting power, or which the Company otherwise controls, by contract or any other means. However, when the term "Subsidiary" is used in the context of an Award of an Incentive Option, the applicable percentage shall be 50%. "Control" means the power to direct or cause the direction of the management and policies of a corporation or other entity.

     2.31 "Tandem SAR" shall mean a Stock Appreciation Right granted with reference to a Stock Option.

     2.32 "Transfer" means alienation, attachment, sale, assignment, pledge, encumbrance, charge or other disposition; and the terms "Transferred" or "Transferable" have corresponding meanings.


                                   ARTICLE 3

                                ADMINISTRATION

     3.1  The Committee.  This Plan shall be administered and interpreted by the
          -------------
Committee.

     3.2  Awards. The Committee is authorized to grant (i) Stock Options; (ii)
          ------
Stock Appreciation Rights, in tandem with Stock Options or free-standing; (iii) Restricted Stock; (iv) performance Shares conditioned upon meeting performance criteria; and (v) other awards based in whole or in part by reference to or otherwise based on Company Shares, or other securities of the Company or any Subsidiaries (collectively, the "Awards"). In particular, the Committee shall has the authority:

          3.2.1 to select the Eligible Employees and Advisors to whom Awards may be granted;

          3.2.2 to determine the types and combinations of Awards to be granted;

          3.2.3 to determine the number of Shares or monetary units which may be subject to each Award;

          3.2.4 to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award, including, but not limited to, the term, price, exercisability, method of exercise, any restriction or limitation on transfer, any vesting schedule or acceleration, or any forfeiture provisions or waiver, regarding any Award, and the related Shares, based on such factors as the Committee shall determine; and

          3.2.5 to modify or waive any restrictions or limitations contained in, and grant extensions to the terms of or accelerate the vestings of, any outstanding Award, other than Performance Awards, as long as such modifications, waivers, extensions or accelerations are not inconsistent with the terms of this Plan, but no such changes shall impair the rights of any Participant without his or her consent.

     3.3  Guidelines.  The Committee is authorized to adopt, alter and repeal
          ----------
administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it deems advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan; and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any related Award Agreement in the manner and to the extent it deems necessary to carry this Plan into effect.

     3.4  Delegation of Authority. The Committee may delegate its authority to
          -----------------------
Officers of the Company and its administrative duties to Officers or employees of the Company except with respect to persons who are Senior Officers of the Company as defined by the Committee.

     3.5  Decisions Final. Any action, decision, interpretation or determination
          ---------------
by or at the direction of the Committee concerning the application or administration of this Plan shall be final and binding upon all persons and need not be uniform with respect to its determination of recipients, amount, timing, form, terms or provisions.

                                   ARTICLE 4

                            SHARES SUBJECT TO PLAN

     4.1  Shares.  Subject to adjustment as provided in Subsection 4.2, the
          ------
number of Shares which may be issued under this Plan shall not exceed One Hundred Fifty Thousand (150,000) Shares. If any Award granted under this Plan shall expire, terminate or be canceled for any reason without having been exercised in full, the number of unacquired Shares subject to such Award shall again be available for future grants. The Committee may make such other determinations regarding the counting of Shares issued pursuant to this Plan as it deems necessary or advisable, provided that such determinations shall be permitted by law. Shares underlying a canceled Option shall be counted against the maximum number of shares for which Options may be granted to an employee. The repricing of an Option shall be treated as a cancellation of the Option and the grant of a new Option.

     4.2  Adjustment Provisions.
          ---------------------

          4.2.1 If the Company shall at any time change the number of issued Shares without new consideration to the Company by stock dividend, split, combination, recapitalization, reorganization, exchange of shares, liquidation or other change in corporate structure affecting the Shares or make a distribution of cash or property which has a substantial impact on the value of issued Shares, the total number of Shares reserved for issuance under the Plan shall be appropriately adjusted and the number of Shares covered by each outstanding Award and the reference price or Fair Market Value for each outstanding Award shall be adjusted so that the aggregate consideration payable to the Company and the value of each such Award shall not be changed.

          4.2.2 The Committee may authorize the issuance, continuation or assumption of Awards or provide for other equitable adjustments after changes in the Shares resulting from any merger, consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization or similar occurrence in which the Company is the continuing or surviving corporation, upon such terms and conditions as it may deem equitable and appropriate.

     4.3  Merger, Dissolution or Liquidation. In the event of the dissolution or
          ----------------------------------
liquidation of the Company or any merger, consolidation, exchange or other transaction in which the Company is not the surviving corporation or in which 75% or more of the outstanding Shares of the Company are converted into cash, other securities or other property, each outstanding Award shall terminate as of a date fixed by the Committee provided that not less than 20 days' written notice of the date of expiration shall be given to each holder of an Award and each outstanding Award shall be fully vested and each such holder shall have the right during such period following notice to exercise the Award as to all or any part of the Shares for which it is exercisable.

     4.4  Change of Control.  All outstanding Awards shall become immediately
          -----------------
exercisable in full if a change in control of the Company occurs. For purposes of this Agreement, a "change in control of the Company" shall be deemed to have occurred if (a) any

"person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company becomes the "beneficial owner," as defined in Rule 13d-3 under that Act, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities; or (b) during any period of one year (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board of Directors and any new director whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.


                                   ARTICLE 5

                               DURATION OF PLAN

     This Plan shall continue in effect until _____________________, ______, 2012, unless terminated sooner by the Board pursuant to Article 14.

                                   ARTICLE 6

                                 STOCK OPTIONS

     6.1  Grants. Stock Options may be granted alone or in addition to other
          ------
Awards granted under this Plan. Each Option granted shall be designated as either a Non-Qualified Option or an Incentive Option and in each case such Option may or may not include Stock Appreciation Rights. One or more Stock Options and/or Stock Appreciation Rights may be granted to any Eligible Employee or Advisor, except that no person shall receive during any 12 month period Non-Qualified Stock Options and Stock Appreciation Rights covering more than Ten Thousand (10,000) shares of Common Stock and except that only Non-Qualified Options may be granted to Advisors.

     6.2  Incentive Options. Any option designated by the Committee as an
          -----------------
Incentive Stock Option will be subject to the general provisions applicable to all Options granted under the Plan plus the following specific provisions:

          6.2.1 If an Incentive Stock Option is granted to a person who owns, directly or indirectly, stock representing more than 10% of (i) the total combined voting power of all classes of stock of the Company and its Subsidiaries, or (ii) a corporation that owns 50% or more of the total combined voting power of all classes of stock of the Company, then

                 6.2.1.1 the Option Price must equal at least 110% of the Fair Market Value on the date of grant; and

                 6.2.1.2 the term of the Option shall not be greater than five years from the date of grant.

          6.2.2 The aggregate Fair Market Value of Shares, determined at the date of grant, with respect to which Incentive Stock Options that may be exercised for the first time by any individual during any calendar year under this Plan or any other plan maintained by the Company and its Subsidiaries shall not exceed $100,000. To the extent that the aggregate fair market value of Shares with respect to which Incentive Options are exercisable for the first time by any individual during any calendar year, under all plans of the Company and its Subsidiaries, exceeds $100,000, such Options shall be treated as Nonqualified Options.

          6.2.3 Notwithstanding anything in this Plan to the contrary, no term of this Plan relating to Incentive Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Option under Section 422 of the Code.

     6.3  Replacement Options. The Committee may provide either at the time of
          -------------------
grant or subsequently that an Option shall include the right to acquire a Replacement Option upon the exercise of such Option, in whole or in part, prior to an Eligible Employee's termination of employment if the payment of the Option Price is paid in Shares. In addition to any other terms and conditions the Committee deems appropriate, the Replacement Option shall be subject to the following terms:

          6.3.1 the number of Shares subject to the Replacement Option shall not exceed the number of whole Shares used to satisfy the Option Price of the original Option and the number of whole Shares, if any, withheld by the Company as payment for withholding taxes in accordance with Subsection 15.3;

          6.3.2 the Replacement Option Grant Date will be the date of the exercise of the original Option;

          6.3.3 the Option Price per share shall be the Fair Market Value of a Share on the Replacement Option Grant Date;

          6.3.4 the Replacement Option shall be exercisable no earlier than one year after the Replacement Option Grant Date; and

          6.3.5 the Term of the Replacement Option will not extend beyond the Term of the original Option.

     The Committee may, without the consent of the Eligible Employee, rescind the right to receive a Replacement Option at any time prior to an Option being exercised.

     6.4  Terms of Options. Except as otherwise required by Subsections 6.2 and
          ----------------
6.3, Options granted under this Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

          6.4.1  Option Price. The Option Price shall be determined by the
                 ------------
     Committee at the time of grant, except that no Incentive Option may be granted for an Option Price less than 100% of Fair Market Value on the Grant Date.

          6.4.2  Option Term. The Option Term shall be fixed by the Committee,
                 -----------
     but no Incentive Option shall be exercisable more than ten years after its Award Date, and no Non-Qualified Option shall be exercisable more than ten years after its Award Date.

          6.4.3  Exercisability. A Stock Option shall be exercisable at such
                 --------------
     time or times and subject to such terms and conditions as shall be specified in the Award Agreement, provided, however, that an Option may not be exercised as to less than One Hundred Shares at any one time or the total number available for exercise at that time.

          6.4.4  Method of Exercise. Stock Options may be exercised in whole or
                 ------------------
     in part at any time during the Option Term by giving written notice of exercise to the Company specifying the number of Shares to be purchased. Such notice shall be accompanied by payment in full of the Option Price in cash unless some other form of consideration is approved by the Committee at or after the grant.

          6.4.5  Transferability of Options. Stock Options shall be Transferable
                 --------------------------
     as provided in Article 11.

          6.4.6  Termination. Stock Options shall terminate in accordance with
                 -----------
     Article 12.

          6.4.7  Buyout and Settlement Provisions. The Committee may at any time
                 --------------------------------
     offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish. The Committee may also substitute new Stock Options for previously granted Stock Options having higher Option Prices than the new Stock Options being substituted therefor.

                                   ARTICLE 7

                           STOCK APPRECIATION RIGHTS

     7.1  Grant.  A Stock Appreciation Right may be granted either with or
          -----
without reference to all or any part of a Stock Option. A "Tandem SAR" is an SAR granted with reference to a Stock Option (the "Reference Option"). A "Non-Tandem SAR" is an SAR granted without reference to a Stock Option. If the Reference Option is a Non-Qualified Option, a Tandem SAR may be granted at or after the date of the Reference Option; if the Reference Option is an Incentive Option, the Grant Date of a Tandem SAR must be the same as the Grant Date of the Reference Option. Any SAR shall have such terms and conditions, not inconsistent with this Plan, as are established by the Committee in connection with the Award.

     7.2  Term.  A Tandem SAR shall terminate and no longer be exercisable upon
          ----
the termination of its Reference Option. A Non-Tandem SAR may have a term no longer than 10 years from its Grant Date.

     7.3  Exercise.  A Tandem SAR may only be exercisable at the times and, in
          --------
whole or in part, to the extent that its Reference Option is exercisable. The exercise of a Tandem SAR shall automatically result in the surrender of the applicable portion of its Reference Option. A Non-Tandem SAR shall be exercisable in whole or in part as provided in its Award Agreement. Written notice of any exercise must be given in the form prescribed by the Committee.

     7.4  Payment.  For purposes of payment of an SAR, the reference price per
          -------
Share shall be the Option Price of the Reference Option in the case of a Tandem SAR and shall be the Fair Market Value of a Share on the Grant Date in the case of a Non-Tandem SAR. The Committee shall determine the form of payment.

     7.5  Transferability and Termination. Stock Appreciation Rights shall be
          -------------------------------
Transferable as provided in Article 11 and shall terminate in accordance with
Article 12 .

                                   ARTICLE 8

                   RESTRICTED AND UNRESTRICTED STOCK AWARDS

     8.1  Grants of Restricted Stock Awards. The Committee may, in its
          ---------------------------------
discretion, grant one or more Restricted Stock Awards to any Eligible Employee or Advisor. Each Restricted Stock Award shall specify the number of Shares to be issued to the Participant, the date of such issuance, the price, if any, to be paid for such Shares by the Participant and the restrictions imposed on such Shares. The Committee may grant Awards of Restricted Stock subject to the attainment of specified performance goals, continued employment or such other limitations or restrictions as the Committee may determine.

     8.2  Terms and Conditions of Restricted Awards. Restricted Stock Awards
          -----------------------------------------
shall be subject to the following provisions:

          8.2.1  Issuance of Shares. Shares of Restricted Stock may be issued
                 ------------------
     immediately upon grant or upon vesting as determined by the Committee.

          8.2.2  Stock Powers and Custody. If Shares of Restricted Stock are
                 ------------------------
     issued immediately upon grant, the Committee may require the Participant to deliver a stock power, endorsed in blank, relating to the Restricted Stock covered by such an Award. The Committee may also require that the certificates evidencing Restricted Stock be held in custody by the Company until the restrictions on them shall have lapsed.

          8.2.3  Shareholder Rights. Unless otherwise determined by the
                 ------------------
     Committee at the time of grant, Participants receiving Restricted Stock Awards shall not be entitled to dividend or voting rights for the Restricted Shares until they are fully vested.

          8.2.4  Termination of Employment. Upon termination of employment
                 -------------------------
     during the restricted period, all Restricted Stock shall be forfeited, subject to such exceptions, if any, as are authorized by the Committee, as to termination of employment, retirement, disability, death or special circumstances.

     8.3  Unrestricted Stock Awards. The Committee may make awards of
          -------------------------
unrestricted Shares to key Eligible Employees and Advisors in recognition of outstanding achievements or contributions by such employees and advisors. Unrestricted Shares issued on a bonus basis may be issued for no cash consideration. Each certificate for unrestricted Shares shall be registered in the name of the Participant and delivered to the Participant.

                                   ARTICLE 9

                              PERFORMANCE AWARDS

     9.1  Performance Awards.
          ------------------

          9.1.1  Grant.  The Committee may, in its discretion, grant Performance
                 -----
     Awards to Eligible Employees and Advisors. A Performance Award shall consist of the right to receive either Shares or cash of an equivalent value, or a combination of both, at the end of a specified Performance Period (defined below) or a fixed dollar amount payable in cash or Shares, or a combination of both, at the end of a specified Performance Period. The Committee shall determine the Eligible Employees and Advisors to whom and the time or times at which Performance Awards shall be granted, the number of Shares or the amount of cash to be awarded to any person, the duration of the period during which, and the conditions under which, a Participant's Performance Award will vest, and the other terms and conditions of the Performance Award in addition to those set forth in Subsection 9.2.

          9.1.2  Criteria for Award. The Committee may condition the grant or
                 ------------------
     vesting of a Performance Award upon the attainment of specified performance goals; the appreciation in the Fair Market Value, book value or other measure of value of the Shares; the performance of the Company based on earnings or cash flow; or such other factors or criteria as the Committee shall determine.

     9.2  Terms and Conditions of Performance Awards. Performance Awards shall
          ------------------------------------------
be subject to the following terms and conditions:

          9.2.1  Dividends. Unless otherwise determined by the Committee at the
                 ---------
     time of the grant of the Award, amounts equal to dividends declared during the Performance Period with respect to any Shares covered by a Performance Award will not be paid to the Participant.

          9.2.2  Payment. Subject to the provisions of the Award Agreement and
                 -------
     this Plan, at the expiration of the Performance Period, share certificates, cash or both as the Committee may determine shall be delivered to the Participant, or his or her legal representative or guardian, in a number or an amount equal to the vested portion of the Performance Award.

          9.2.3  Transferability. Performance Awards shall be Transferable as
                 ---------------
     provided in Article 11.

          9.2.4  Termination of Employment or Advisory Relationship. Subject to
                 --------------------------------------------------
     the applicable provisions of the Award Agreement and this Plan, upon termination of a Participant's employment or advisory relationship with the Company or a Subsidiary for any reason during the Performance Period for a given Award, the Performance Award in question will vest or be forfeited in accordance with the terms and conditions established by the Committee.

                                  ARTICLE 10

                            OTHER STOCK UNIT AWARDS

     10.1 The Committee is authorized to grant to employees of the Company and its affiliates, either alone or in addition to other Awards granted under the Plan, Awards of Common Shares or other securities of the Company or any Subsidiary of the Company and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Common Shares or other securities of the Company or any subsidiary of the Company ("Other Stock Unit Awards"). Other Stock Unit Awards may be paid in cash, Common Shares, other property or in a combination thereof, as the Committee shall determine.

     10.2 The Committee shall determine the employees to whom Other Stock Unit Awards are to be made, the times at which such Awards are to be made, the number of Shares to be granted pursuant to such Awards and all other conditions of such Awards. The provisions of Other Stock Unit Awards need not be the same with respect to each recipient. The recipient shall not be permitted to sell, assign, transfer, pledge, or otherwise encumber the Common Shares or other securities prior to the later of the date on which the Common Shares or other securities are issued, or the date on which any applicable restrictions, performance or deferral period lapses. Common Shares (including securities convertible into Common Shares) and other securities granted pursuant to Other Stock Unit Awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. Common Shares (including securities convertible into Common Shares) and other securities purchased pursuant to purchase rights granted pursuant to Other Stock Unit Awards may be purchased for such consideration as the Committee shall determine, which price shall not be less than the fair market value of such Common Shares or other securities on the date of grant, unless the Committee otherwise elects.

                                  ARTICLE 11

                           TRANSFERABILITY OF AWARDS

     Awards and the benefits payable under this Plan shall not be Transferable by the Participant during his or her lifetime and may not be assigned, exchanged, pledged, transferred or otherwise encumbered or disposed of except by a domestic relations order pursuant to Section 414(p)(1)(B) of the Code, or by will or the laws of descent and distribution. Awards shall be exercisable during a Participant's lifetime only as set forth in the preceding sentence by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative.

     Notwithstanding the above, the Committee may, with respect to particular Awards, other than Incentive Stock Options, establish or modify the terms of the Awards to allow the Awards to be transferred at the request of the grantee of the Awards to trusts established by the grantee or as to which the grantee is a grantor or to family members of the grantee or otherwise for personal and tax planning purposes of the grantee. If the committee allows such transfer, such Options shall not be exercisable for six months following the action of the Committee.

                                  ARTICLE 12

                             TERMINATION OF AWARDS

     12.1  Termination of Awards. All Awards issued under this Plan shall
           ---------------------
terminate as follows:

          12.1.1  At Expiration of Term. During any period of continuous
                  ---------------------
     employment or business relationship with the Company or a Subsidiary, an Award will be terminated only if it is fully exercised or if it has expired by its terms or by the terms of this Plan. For these purposes, any leave of absence approved by the Company shall not be deemed to be a termination of employment.

          12.1.2  Death, Disability or Retirement. If a Participant's employment
                  -------------------------------
     by the Company or a Subsidiary terminates by reason of death, Disability or Retirement, or in the case of an advisory relationship, if such business relationship terminates by reason of death or Disability, any Award held by such Participant, unless otherwise determined by the Committee at grant, shall be fully vested and may thereafter be exercised by the Participant or by the Participant's beneficiary or legal representative, for a period of one year following termination of employment, in the case of death or disability, and 90 days in the case of retirement, or such longer period as the Committee may specify at or after grant in all cases other than Incentive Options, or until the expiration of the stated term of such Award, whichever period is shorter.

          12.1.3  Termination for Cause. Awards shall terminate immediately if
                  ---------------------
     employment is terminated for cause. Cause is defined as including, but not limited to, theft of or intentional damage to Company property, the use of illegal drugs, the commission of a criminal act, or willful violation of Company policy prohibiting employees from trading Shares for personal gain based on knowledge of the Company's activities or results when such information is not available to the general public.

          12.1.4  Employment and Noncompetition Agreements. If an individual
                  ----------------------------------------
     holding an Award violates any term of any written employment or noncompetition agreement between the Company and the individual, all existing Awards held by such Employee will terminate.

          12.1.5  Other.  Except as provided above in this Section 12.1, unless
                  -----
     otherwise determined by the Committee at or after grant, if a Participant's employment by, or business relationship with, the Company or a Subsidiary terminates for any reason other than death, as provided above, the Award will terminate on the earlier to occur of the stated expiration date or 90 days after termination of the employment or business relationship. If a Participant dies during the 90 day period following the termination of the employment or business relationship, any unexercised Award held by the Participant, or transferred by the Participant in accordance with Article 11, shall be exercisable, to the full extent that such Award was exercisable at the time of death, for a period of one year after the date of death of the Participant or until the expiration of the stated term of the Award, whichever occurs first.

     12.2  Acceleration of Vesting and Extension of Exercise Period Upon
           -------------------------------------------------------------
           Termination.
           -----------

           12.2.1 Notwithstanding anything contained in this Article 12, upon the termination of employment of a Participant, for reasons other than those provided in Sections 12.1.3and 12.1.4, the Committee may, in its sole discretion, accelerate the vesting of all or part of any Awards held by such terminated Participant, or transferred by the Participant in accordance with Article 11, so that such Awards are fully or partially exercisable as of the date of termination, and may also extend the permitted exercise period of such Awards for up to five years from the date of termination, but in no event longer than the original expiration date of such Award.

          12.2.2 Except as provided in Subsection 4.2, in no event will the continuation of the exercisability of an Award beyond the date of termination of employment allow the Eligible Employee, or his or her beneficiaries or heirs, to accrue additional rights under the Plan, or to purchase more Shares through the exercise of an Award than could have been purchased on the date that employment was terminated.

                                  ARTICLE 13

                                   DEFERRALS

     The Committee may permit recipients of Awards to defer the distribution of all or part of any Award in accordance with such terms and conditions as the Committee shall establish.

                                  ARTICLE 14

                       TERMINATION OR AMENDMENT OF PLAN

     Notwithstanding any other provisions hereof to the contrary, the Board may assume responsibilities otherwise assigned to the Committee and may at any time, amend, in whole or in part, any provisions of this Plan, or suspend or terminate it entirely; provided, however, that, unless otherwise required by law, the rights of a Participant with respect to any Awards granted prior to such amendment, suspension or termination may not be impaired without the consent of such Participant. No amendment shall, without shareholder approval, increase the number of shares available under the Plan, cause the Plan or any Award granted under the Plan to fail to meet the conditions for exclusion of application of the $1 million deduction limitation imposed by the Section 162(m) of the Code or cause any Incentive Stock Option to fail to qualify as an Incentive Stock Option as defined by Section 422 of the Code.

                                  ARTICLE 15

                              GENERAL PROVISIONS

     15.1  No Right to Continued Employment or Business Relationship. Neither
           ---------------------------------------------------------
the establishment of the Plan nor the granting of any Award hereunder shall confer upon any Participant any right to continue in the employ of, or in any business relationship with, the Company or any Subsidiary, or interfere in any way with the right of the Company or any Subsidiary to terminate such employment or business relationship at any time.

     15.2  Other Plans. The value of, or income arising from, any Awards issued
           -----------
under this Plan shall not be treated as compensation for purposes of any pension, profit sharing, life insurance, disability or other retirement or welfare benefit plan now maintained or hereafter adopted by the Company or any Subsidiary, unless such plan specifically provides to the contrary.

     15.3  Withholding of Taxes. The Company may deduct from any payment to be
           --------------------
made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any Shares or the payment of any cash to a Participant, payment by the Participant of any Federal, state, local or foreign taxes required by law to be withheld. The Committee may permit any such withholding obligation to be satisfied by reducing the number of Shares otherwise deliverable or by accepting the delivery of previously owned Shares. Any fraction of a Share required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

     15.4  Reimbursement of Taxes. The Committee may provide in its discretion
           ----------------------
that the Company may reimburse a Participant for federal, state, local and foreign tax obligations incurred as a result of the grant or exercise of an Award issued under this Plan.

     15.5  Governing Law. This Plan and actions taken in connection with it
           -------------
shall be governed by the laws of Ohio, without regard to the principles of conflict of laws.

     15.6  Liability. No employee of the Company nor member of the Committee or
           ---------
the Board shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award granted hereunder and, to the fullest extent permitted by law, all employees and members shall be indemnified by the Company for any liability and expenses which may occur through any claim or cause of action arising under or in connection with this Plan or any Awards granted under this Plan.

                                   ANNEX IV
                                   --------

                              LENOX BANCORP, INC.

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER

I.   PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the company's policies, procedures and practices at all levels. The Audit Committee shall:

     Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     Review and appraise the audit efforts of the Corporation's independent public accountants and any internal auditing efforts.

     Provide an open avenue of communication among the independent public accountants, financial and senior management, any internal auditing efforts, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors. All members of the Committee shall have a working familiarity with basic finance and accounting practices. At least one member of the Committee shall have had past employment experience in finance or accounting or a professional certification in accounting or comparable experience or background which results in that individual possessing financial sophistication.

     The members of the Committee shall be appointed by the Board at the annual meeting of the Board and serve until their successors shall be duly appointed and qualified. Unless a Chair is appointed by the Board, the members of the Committee shall designate a Chair.

III. MEETINGS

     The Committee shall meet at least four times annually, and more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director or coordinator of any internal auditing efforts, if applicable, or the chief financial officer and the independent public accountants in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed independently. In addition, the Committee or at least its Chair should meet with the independent accountants and management on a periodic basis to review the Corporation's financials. The Committee shall maintain minutes of its meetings and activities.

IV.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review
------------------------

1.   Review and update this Charter annually.

2. Review the organization's annual financial statements, press releases, and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

Independent Accountants
-----------------------

3. Recommend to the Board of Directors the selection of the independent public accountants, consider independence and effectiveness, and approve the fees and other compensation to be paid to the independent public accountants. On an annual basis, the Committee should ensure the receipt from the independent public accountants of their formal written statement delineating all relationships between them and the Corporation. The Committee shall, as appropriate, also discuss with the auditor any undisclosed relationships or non-accounting services rendered to the Corporation or any of its affiliates that could impact the objectivity and independence of the independent public accountants, and take, or recommend that the Board take, appropriate action to oversee the independence of the independent accountants.

4. Evaluate the performance of the independent public accountants and approve any proposed discharge and hiring of the independent public accountants when circumstances warrant.

5. Periodically consult with the independent public accountants out of the presence of management about internal controls, the fullness and accuracy of the organization's financial statements, and the adequacy/capability of financial staff given the business and changes in operations.

6. Review with the independent public accountants and the coordinator of any internal audit efforts the coordination of audit work to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

Financial Reporting Processes
-----------------------------

7. Meet with the independent accountants and the appropriate financial staff of the Corporation to plan the scope of each audit prior to commencement of each audit process.

8. In consultation with the independent public accountants and any internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or any internal auditing efforts as developed by the Committee. The Corporation's President shall have the authority to implement such changes approved by the Audit Committee.

11. Continue the process of reporting to the Audit Committee by each of management and the independent public accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

Process Improvement
-------------------

12. Following completion of the annual audit, review separately with each of management and the independent public accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13. Review and appraise any significant disagreement among management and the independent public accountants in connection with the preparation of the financial statements.

14. Consider and review with the independent public accountant and the coordinator of any internal audit efforts:

     (a) The adequacy of the Corporation's internal controls including computerized information system controls and security.

     (b) Related findings and recommendations of the independent public accountant and the coordinator of any internal audit efforts together with management's responses.

15. Review with the independent public accountants, the coordinator of any internal auditing efforts and management the extent to which changes or improvements in financial or accounting practices have been implemented. This review should be conducted at an appropriate time after implementation of changes or improvements, as decided by the Committee.

16. Review specifically all repeat audit points and recommendations not implemented from prior audits.

Ethical and Legal Compliance
----------------------------

17. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

18. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

19. Review activities, organizational structure, and qualifications of any audit efforts.

20. Review, in cases in which such review is appropriate, with the organization's counsel, legal compliance matters including, without limitation, corporate securities trading and foreign corrupt practices act policies.

21. Review with the organization's counsel any legal or regulatory matter that could have a significant impact on the organization's financial statements.

22. Perform any other activities consistent with this Charter, the Corporation's Amended and Restated Code of Regulations and governing law, as the Committee or the Board deems necessary or appropriate.

                              LENOX BANCORP, INC.

  PROXY     The undersigned hereby appoints JOHN C. LAME and JANE SCHANK, or
FOR ANNUAL  either of them, proxies of the undersigned, each with the power of
 MEETING    substitution, to vote all shares of common stock which the undersigned would be entitled to vote on the matters specified below and in their discretion with respect to such other business as may properly come before the Annual Meeting of Shareholders of Lenox
            Bancorp, Inc. to be held at 10:00 a.m. on Friday, April 26, 2002 at the Quality Inn Hotel located at 4747 Montgomery Road, Cincinnati,
            Ohio or any postponement or adjournment of such Annual Meeting.

            THE EXECUTIVE COMMITTEE OF THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. Approval of Amended Articles of Incorporation with provisions relating to matters set forth below:

                   FOR _______    AGAINST _______     ABSTAIN _________

     1.1 Increasing authorized shares of common stock from 2,000,000 shares to 4,500,000 shares;

                   FOR _______    AGAINST _______     ABSTAIN _________

     1.2    Authorizing 500,000 shares of preferred stock;

                   FOR _______    AGAINST _______     ABSTAIN _________

     1.3    Opting out of Ohio's Control Share Acquisition Act;

                   FOR _______    AGAINST _______     ABSTAIN _________

     1.4 Increasing the threshold percentage of shareholder votes required for certain actions to 60% of Lenox's voting power from a majority of such voting power; and

                   FOR _______    AGAINST _______     ABSTAIN _________

     1.5 Eliminating a requirement that 75% of Lenox's voting power is required for certain actions against which the board of directors recommends.

                   FOR _______    AGAINST _______     ABSTAIN _________

2. Approval of Amended and Restated Code of Regulations with provisions relating to matters set forth below:

                   FOR _______    AGAINST _______     ABSTAIN _________

     2.1    Eliminating the classification of the board into three classes;

                   FOR _______    AGAINST _______     ABSTAIN _________

     2.2 Allowing for communications to shareholders and directors to be made electronically; and

                   FOR _______    AGAINST _______     ABSTAIN _________

     2.3    Expanding indemnification of officers and directors.

                   FOR _______    AGAINST _______     ABSTAIN _________

3.   If the proposal in Item 2.1 is approved by shareholders,

     3.1    set the number of directors to be elected at five.

                   FOR _______    AGAINST _______     ABSTAIN _________

     3.2    elect as directors the five nominees listed below:

                   FOR _______          WITHHOLD AUTHORITY _________

            JOHN C. LAME, GARY P. KREIDER, GAIL R. BEHYMER, JANE SCHANK AND GUY
            E. NAPIER.

            WRITE THE NAME OF ANY NOMINEE(S) FOR WHOM AUTHORITY TO VOTE IS WITHHELD__________________________________________

4. If the proposal in Item 2.1 is not approved by the shareholders, to elect as directors the three nominees listed below, each for terms expiring in 2005.

                   FOR _______          WITHHOLD AUTHORITY _______

            GAIL R. BEHYMER, JANE SCHANK and STEPHEN N. ROMANELLI

            WRITE THE NAME OF ANY NOMINEE(S) FOR WHOM AUTHORITY TO VOTE IS WITHHELD______________________________________

5.   Approval of 2002 Stock Option and Incentive Plan.

                   FOR _______    AGAINST _______     ABSTAIN _________

6. Ratification of appointment of Baird, Kurtz & Dobson LLP as independent public accountants for fiscal 2002.

                   FOR _______    AGAINST _______     ABSTAIN _________

            THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE EXECUTIVE COMMITTEE OF THE BOARD OF DIRECTORS UNLESS A CONTRARY CHOICE IS SPECIFIED.

       (This proxy is continued and is to be signed on the reverse side)

Date________, 2002

______________________

______________________

Important: Please sign exactly as name appears hereon indicating, where proper, official position or representative capacity. In the case of joint holders, all should sign.

THIS PROXY IS SOLICITED ON BEHALF OF THE EXECUTIVE COMMITTEE OF THE BOARD OF DIRECTORS